Exhibit 10.2

AMENDED AND RESTATED 2014 TOAST, INC.

STOCK INCENTIVE PLAN

1. Purpose of the Plan.

The name of the plan is the Amended and Restated 2014 Toast, Inc. Stock Incentive Plan (the “Plan”). The purpose of the Plan is to attract, retain and motivate persons who are expected to make important contributions to Toast, Inc., a Delaware Corporation (the “Company”) and provide such persons with equity ownership opportunities that are intended to better align the interests of such persons with those of the Company’s stockholders. Except where the context otherwise requires, the term “Company” shall include any of the Company’s present or future parent or subsidiary corporations as defined in Sections 424(e) or (f) of the Code.

2. Definitions.

Affiliate: in relation to any Person, another Person that directly or indirectly, through one or more intermediaries, controls, is controlled by or is under common control with such Person. Control is the possession of the power (directly or indirectly) to direct, or cause the direction of, the management and policies of the other Person, whether through the ownership of voting securities, by contract or otherwise.

Award(s): includes Incentive Stock Options (ISO), Non-Qualified Stock Options (NQSO), Restricted Stock Awards, Unrestricted Stock Awards, Restricted Stock Units or any combination of the foregoing granted under the Plan.

Award Agreement(s): means a written agreement setting forth the terms and provisions applicable to an Award granted under the Plan.

Board: means the board of directors of the Company.

Cause: has the meaning set forth in the applicable Award Agreement(s). If an Award Agreement does not contain a definition of “Cause,” then it means: (i) material dishonesty in the performance of Grantee’s duties with respect to the Company or any Affiliate of the Company; (ii) the Grantee’s commission of (A) a felony or (B) any misdemeanor involving moral turpitude, deceit, dishonesty or fraud; (iii) failure to perform to the Company’s reasonable satisfaction a substantial portion of the Grantee’s duties and responsibilities assigned or delegated which failure continues, in the Company’s reasonable judgment, after the Company gives the Grantee written notice; (iv) gross negligence or willful misconduct with respect to the Company or any Affiliate of the Company; or (v) a violation of any provision of any agreement(s) between Grantee and the Company relating to non-competition, non-solicitation, confidentiality and/or assignment of inventions.

Code: means the Internal Revenue Code of 1986, as amended, and the rules and regulations thereunder.

Committee: means a committee or subcommittee of the Board consisting of not less than two (2) members of the Board.

Common Stock: means the common stock, par value $0.000001 per share, of the Company.

Company: means Toast, Inc.

Consultant: means any natural person that provides bona fide services to the Company, and such services are not in connection with the offer or sale of securities in a capital-raising transaction and do not directly or indirectly promote or maintain a market for the Company’s securities.

Disability: has the meaning set forth in Section 22(e)(3) of the Code.

Dispute Resolution Jurisdiction: means Massachusetts.

Early Exercise: means the exercise of an unvested Stock Option pursuant to a Stock Option Award Agreement.

Exchange Act: means the U.S. Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder.

Fair Market Value: means the fair market value of the Common Stock determined in good faith by the Board based on the reasonable application of a reasonable valuation method not inconsistent with Section 409A. If the Common Stock is admitted to quotation on a national securities exchange, the determination shall be made by reference to the closing sale price reported on the exchange or if there is no closing sale price for such date, the determination shall be made by reference to the last preceding such date for which there is a closing price. If the date for which Fair Market Value is determined is the first day when trading prices for the Common Stock are reported on a national securities exchange, the Fair Market Value shall be the “Price to the Public” (or equivalent) set forth on the cover page for the final prospectus relating to the Company’s Initial Public Offering.

Good Reason: has the meaning set forth in the applicable Award Agreement(s). If an Award Agreement does not contain a definition of “Good Reason,” then it means: (i) the definition of Good Reason provided in a mutual written agreement between the Grantee and the Board; (ii) the relocation by the Company of the geographic location where Grantee’s duties for the Company are performed such that Grantee’s daily commute is increased by at least 50 miles without the prior consent of the Grantee; (iii) reduction of the Grantee’s annual base salary without the prior consent of the Grantee (other than in connection with, and substantially proportionate to, reductions by the Company of the annual base salary of more than 75% of its employees); or (iv) demotion of the Grantee to a position with responsibilities substantially less than such Grantee’s current position without the prior consent of the Grantee.

Governing Law: means the state laws of Delaware.

Grant Date: means the date on which the Award is approved and granted by the Board in accordance with applicable law.

Grantee: means the initial recipient of an Award under the Plan.

Holder: means, with respect to an Award or any Shares granted pursuant to an Award, the Person holding such Award or Shares, including the Grantee or any Permitted Transferee.

Incentive Stock Option: means any Stock Option designated and qualified as an “incentive stock option” as defined in Section 422 of the Code.

Initial Public Offering: means the consummation of the first firm-commitment, underwritten public offering pursuant to an effective registration statement under the Securities Act covering the offer and sale by the Company of its equity securities, as a result of or following which the Common Stock shall be publicly held.

Non-Qualified Stock Option: means any Stock Option that is not an Incentive Stock Option.

Permitted Transferees: means any of the following to whom a Grantee may transfer Shares hereunder: the Grantee’s child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships, any person sharing the Grantee’s household (other than a tenant or employee), a trust in which these persons have more than fifty percent of the beneficial interest, a foundation in which these persons control the management of assets, and any other entity in which these persons own more than fifty percent of the voting interests; provided, however, that any such trust does not require or permit distribution of any Shares during the term of the applicable Award Agreement unless subject to its terms. Upon the death of the Grantee, the term Permitted Transferees also includes such deceased Grantee’s estate, executions, administrations, personal representations, heirs, legatees and distributees, as the case may be.

Person: means any individual, corporation, partnership (limited or general), limited liability company, limited liability partnership, association, trust, joint venture, unincorporated organization or any similar entity.

Restricted Stock Award: means an Award granted pursuant to Section 8; “Restricted Stock” means Shares granted pursuant to such Awards.

Restricted Stock Unit: means an Award of phantom stock units to a Grantee that may be settled in cash or stock as determined by the Board, pursuant to Section 10.

Sale Event: means the consummation of (a) the dissolution or liquidation of the Company, (b) the sale of all or substantially all of the assets of the Company on a consolidated basis to an unrelated Person, (c) a merger, reorganization or consolidation pursuant to which the holders of the Company’s outstanding voting power immediately prior to such transaction do not own a majority of the outstanding voting power of the surviving or resulting entity (or its ultimate parent, if applicable), (d) the acquisition of all or a majority of the outstanding voting Shares of the Company in a single transaction or a series of related transactions by a Person or group of Persons, or (e) any other acquisition of the business of the Company, as determined by the Board; provided, however, that the Company’s Initial Public Offering, any subsequent public offering or another capital raising event, or a merger effected solely to change the Company’s domicile shall not constitute a “Sale Event.”

Sale Price: means the value as determined by the Board of the consideration payable per Share pursuant to the Sale Event.

Section 409A: means Section 409A of the Code.

Securities Act: means the U.S. Securities Act of 1933, as amended, and the rules and regulations thereunder.

Service Relationship: means any relationship as a full-time employee, part-time employee, director, advisor, consultant or other key person of the Company or any Subsidiary or any successor entity.

Shares: means shares of Common Stock.

Stock Option: means any option to purchase shares of Common Stock granted pursuant to Section 7.

Subsidiary: means any corporation or other entity in which the Company has more than a 50 percent interest, either directly or indirectly.

Ten Percent Owner: means an employee who owns or is deemed to own (by reason of the attribution rules of Section 424(d) of the Code) more than 10 percent of the combined voting power of all classes of stock of the Company or of any parent of the Company or Subsidiary.

Termination Event: means the termination of the Grantee’s Service Relationship with the Company and/or its Subsidiary for any reason whatsoever, regardless of the circumstances thereof, and including, without limitation, upon death, disability, retirement, discharge or resignation for any reason, whether voluntarily or involuntarily. The following shall not constitute a Termination Event: (i) a transfer to the service of the Company from a Subsidiary or from the Company to a Subsidiary, or from one Subsidiary to another Subsidiary; or (ii) an approved leave of absence for military service, family leave, disability or sickness, or for any other purpose approved by the Board, if the individual’s right to re-employment is guaranteed either by a statute or by contract, or under the policy pursuant to which the leave of absence was granted, or if the Board otherwise so provides in writing.

Unrestricted Stock Award: means any Award granted pursuant to Section 9; “Unrestricted Stock” means Shares granted pursuant to such Awards.

3. Eligibility.

Grantees under the Plan will be such full or part-time officers, employees, directors, advisors, Consultants and other key persons (including prospective employees, but conditioned on their employment) of the Company whom the Board selects from time to time in its sole discretion; provided, however, that Awards shall be granted only to those individuals described in Rule 701(c) of the Securities Act.

4. Administration; Delegation.

4.1. Administration by the Board of Directors. The Plan will be administered by the Board. The Board shall have authority to grant Awards consistent with the terms of the Plan, including the power and authority:

(a) to select the individuals to whom Awards may from time to time be granted;

(b) to determine the time or times of grant, and the amount, if any, of Incentive Stock Options, Non-Qualified Stock Options, Restricted Stock Awards, Unrestricted Stock Awards, Restricted Stock Units, or any combination of the foregoing, granted to any one or more grantees;

(c) to determine the number of shares of Stock to be covered by any Award and, subject to the provisions of Section 7.2 below, the price, exercise price, conversion ratio or other price relating thereto;

(d) to determine and, subject to Section 13, to modify from time to time the terms and conditions, including restrictions, not inconsistent with the terms of the Plan, of any Award, which terms and conditions may differ among individual Awards and grantees, and to approve the form of written instruments evidencing the Awards;

(e) to accelerate at any time the exercisability or vesting of all or any portion of any Award;

(f) to impose any limitations on Awards granted under the Plan, including limitations on transfers, repurchase provisions and the like, and to exercise repurchase rights or obligations;

(g) subject to any restrictions applicable to Incentive Stock Options, to extend at any time the period in which Stock Options may be exercised; and

(h) at any time to adopt, alter and repeal such rules, guidelines and practices for administration of the Plan and for its own acts and proceedings as it shall deem advisable; to interpret the terms and provisions of the Plan and any Award (including related written instruments); to make all determinations it deems advisable for the administration of the Plan; to decide all disputes arising in connection with the Plan; and to otherwise supervise the administration of the Plan.

The Board may correct any defect, supply any omission or reconcile any inconsistency in the Plan or any Award in the manner and to the extent it shall deem expedient to carry the Plan into effect and it shall be the sole and final judge of such expediency. All decisions and interpretations of the Board shall be final and binding on all Persons.

4.2. Appointment of Committees. To the extent permitted by applicable law, the Board may delegate any or all of its powers under the Plan to one or more Committees. All references in the Plan to the “Board” shall mean the Board or a Committee or the officer referred to in Section 4.3 to the extent that the Board’s powers or authority under the Plan have been delegated to such Committee or officer.

4.3. Delegation to Officer. To the extent permitted by applicable law, the Board may delegate to the Chief Executive Officer of the Company the power to grant Awards of Incentive Stock Options or Non-Qualified Stock Options (subject to any limitations under the Plan or determined by the Board) to non-officer employees of the Company (or any present or future Subsidiary) and to exercise such other powers under the Plan as the Board may determine, provided that the Board shall fix the terms of the Awards to be granted by the Chief Executive Officer (including the exercise price of such Awards, which may include a formula by which the exercise price will be determined) and the maximum number of Shares subject to such Awards that the Chief Executive Officer may grant; provided further, however, that the Chief Executive Officer may not grant Awards to him or herself (or to other officers). The Board may revoke or amend the terms of its delegation to the Chief Executive Officer at any time but such action shall not invalidate any prior actions of the Board’s delegate that were consistent with the terms of the Plan.

4.4. Award Agreements. Awards under the Plan shall be evidenced by Award Agreements that set forth the terms, conditions and limitations for each Award and may include, without limitation, the term of the Award, the applicable provisions if the Service Relationship terminates, and the Company’s authority to unilaterally or bilaterally amend, modify, suspend, cancel or rescind an Award. Each Award Agreement may contain terms and conditions in addition to those set forth in the Plan; provided, however, that except to the extent explicitly provided to the contrary, in the event of any conflict in the terms of the Plan and the Award Agreement, the terms of the Plan shall govern.

4.5. Indemnification. Neither the Board nor the Committee, nor any member of either or any delegate thereof, shall be liable for any act, omission, interpretation, construction or determination made in good faith in connection with the Plan, and the members of the Board and the Committee (and any delegate thereof) are entitled in all cases to indemnification and reimbursement by the Company in respect of any claim, loss, damage or expense (including, without limitation, reasonable attorneys’ fees) arising or resulting therefrom to the fullest extent permitted by law and under the Company’s governing documents, including its certificate of incorporation and bylaws, and/or any directors’ and officers’ liability insurance coverage which may be in effect from time to time and/or any indemnification agreement between such individual and the Company.

4.6. Foreign Award Recipients. The Board may modify Awards granted to Grantees who are foreign nationals or employed outside the United States or establish subplans or procedures under the Plan relating to such Awards, to recognize differences in laws, rules, regulations or customs of such foreign jurisdictions with respect to tax, securities, currency, employee benefit or other matters.

4.7. Deferral Arrangement. To the extent that any Award is determined to constitute “nonqualified deferred compensation” within the meaning of Section 409A (a “409A Award”), the Award shall be subject to such additional rules and requirements as may be specified by the Board from time to time. In this regard, if any amount under a 409A Award is payable upon a “separation from service” (within the meaning of Section 409A) to a Grantee who is considered a

“specified employee” (within the meaning of Section 409A), then no such payment shall be made prior to the date that is the earlier of (i) six months and one day after the Grantee’s separation from service, or (ii) the Grantee’s death, but only to the extent such delay is necessary to prevent such payment from being subject to interest, penalties and/or additional tax imposed pursuant to Section 409A. The Company makes no representation or warranty and shall have no liability to any Grantee under the Plan or any other Person with respect to any penalties or taxes under Section 409A that are, or may be, imposed with respect to any Award.

4.8. Acceleration. The Board may at any time provide that any Award (or all Awards) shall become immediately exercisable in full or in part, free of some or all restrictions or conditions, or otherwise realizable in full or in part, as the case may be.

5. Shares Issuable Under the Plan.

5.1. Maximum Shares Issuable. The maximum number of Shares reserved and available for issuance under the Plan is thirty three million five hundred fifty five thousand five hundred sixty two (33,555,562) Shares, and such maximum number is subject to adjustment as provided in Section 6.1. Subject to such overall limitation, Shares may be issued up to such maximum number pursuant to any type or types of Award, and no more than thirty three million five hundred fifty five thousand five hundred sixty two (33,555,562) Shares may be issued pursuant to Incentive Stock Options.

5.2. Forfeited Shares. For purposes of the foregoing limitation, the Shares underlying any Awards that are forfeited, canceled, withheld upon exercise of a Stock Option or settlement of an Award to cover the exercise price or tax withholding, reacquired by the Company before vesting, satisfied without the issuance of Common Stock or otherwise terminated (other than by exercise), in each case shall be added back to the Shares available for issuance under the Plan. Shares issued under the Plan may consist in whole or in part of authorized but unissued Shares or Shares re-acquired by the Company.

6. Adjustments Under the Plan.

6.1. Changes in Capitalization. Subject to Sections 6.2 and 6.3, if as a result of any reorganization, recapitalization, reincorporation, reclassification, stock dividend, stock split, reverse stock split or other similar change in the Company’s capital stock, the outstanding Shares are increased or decreased or are exchanged for a different number or kind of securities of the Company or if, as a result of any merger or consolidation, or sale of all or substantially all of the assets of the Company, the outstanding Shares are converted into or exchanged for securities of the Company or any successor entity (or a parent or subsidiary thereof), the Board shall make an appropriate and equitable or proportionate adjustment in (i) the maximum number of Shares reserved for issuance under the Plan, (ii) the number and kind of Shares or other securities subject to any then outstanding Awards under the Plan, (iii) the repurchase price, if any, per Share subject to each outstanding Award, and (iv) the exercise price for each Share subject to any then outstanding Stock Options under the Plan, without changing the aggregate exercise price (i.e., the exercise price multiplied by the number of Stock Options) as to which such Stock Options remain exercisable. The Board may also make equitable or proportionate adjustments in the number of Shares subject to outstanding Awards and the exercise price and the terms of outstanding Awards to take into consideration cash dividends paid other than in the ordinary course or any other extraordinary corporate event. Any adjustments by the Board shall be final, binding and conclusive. No fractional Shares shall be issued under the Plan resulting from any such adjustment, but the Board in its discretion may make a cash payment in lieu of fractional Shares.

6.2. Consequences of a Sale Event on Stock Options. In the case of and subject to the consummation of a Sale Event, the Plan and all outstanding Options shall terminate upon the effective time of any such Sale Event unless assumed or continued by the successor entity, or new stock options or other awards of the successor entity or parent thereof are substituted therefor, with an equitable or proportionate adjustment as to the number and kind of shares and, if appropriate, the per share exercise prices, as such parties shall agree (after taking into account any acceleration hereunder and/or pursuant to the terms of any Award Agreement).

In the event of the termination of the Plan and all outstanding Stock Options pursuant to this Section 6.2, each Holder of a Stock Option shall be permitted, within a period of time prior to the consummation of the Sale Event as specified by the Board, to exercise all such Stock Options which are then exercisable or will become exercisable as of the effective time of the Sale Event; provided, however, that the exercise of Stock Options not exercisable prior to the Sale Event shall be subject to the consummation of the Sale Event.

Notwithstanding anything to the contrary in this Section 6.2, in the event of a Sale Event, the Company shall have the right, but not the obligation, to make or provide for a cash payment to the Holders of outstanding Stock Options, without any consent of the Holders, in exchange for the cancellation thereof, in an amount equal to the difference between (A) the Sale Price times the number of Shares subject to outstanding Stock Options being cancelled (to the extent then vested and exercisable, including by reason of acceleration in connection with such Sale Event, at prices not in excess of the Sale Price) and (B) the aggregate exercise price of all such outstanding vested and exercisable Stock Options.

6.3. Consequences of a Sale Event on Restricted Stock and Restricted Stock Units.

In the case of and subject to the consummation of a Sale Event, all Restricted Stock and unvested Restricted Stock Unit Awards (other than those becoming vested as a result of the Sale Event) issued hereunder shall be forfeited immediately prior to the effective time of any such Sale Event unless assumed or continued by the Company’s successor, or awards of such successor or its parent are substituted therefor, with an equitable or proportionate adjustment as to the number and kind of shares subject to such awards as such parties shall agree (after taking into account any acceleration hereunder and/or pursuant to the terms of any Award Agreement). In the event of the forfeiture of Restricted Stock pursuant to this Section 6.3, such Restricted Stock shall be repurchased from the Holder at a price per Share equal to the lower of the original per Share price paid by the Holder (subject to adjustment as provided in Section 6.1) or the current Fair Market Value of such Shares, determined immediately prior to the effective time of the Sale Event.

Notwithstanding anything to the contrary in this Section 6.3, upon a Sale Event, the Company shall have the right, but not the obligation, to make or provide for a cash payment to the Holders of Restricted Stock or Restricted Stock Unit Awards, without consent of the Holders, in exchange for the cancellation thereof, in an amount equal to the Sale Price times the number of Shares subject to such Awards, to be paid at the time of such Sale Event or upon the later vesting of such Awards.

7. Stock Option Awards.

7.1. Stock Options: Nature of Award. Stock Options granted under the Plan may be either Incentive Stock Options or Non-Qualified Stock Options. Incentive Stock Options may be granted only to employees of the Company or any Subsidiary that is a “subsidiary corporation” within the meaning of Section 424(f) of the Code. To the extent that any Stock Option does not qualify as an Incentive Stock Option, it shall be deemed a Non-Qualified Stock Option. Any Stock Option granted under the Plan must be made pursuant to a Stock Option Award Agreement in such form as the Board may approve from time to time. Stock Option Award Agreements need not be identical. Stock Options granted pursuant to this Section 7.1 are subject to the terms and conditions below and may contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Board shall deem desirable.

7.2. Stock Options: Exercise Price. The Board shall determine at the time of grant the exercise price per Share for the Shares underlying a Stock Option. The exercise price shall not be less than (a) 100 percent of the Fair Market Value on the Grant Date in the case of an Incentive Stock Option or (b) 110 percent of the Fair Market Value on the Grant Date in the case of an Incentive Stock Option granted to a Ten Percent Owner.

7.3. Stock Options: Term of Award. The Board shall fix the term of each Stock Option, but no Stock Option shall be exercisable more than (a) ten years after the Grant Date, or (b) five years after the Grant Date in the case of an Incentive Stock Option granted to a Ten Percent Owner.

7.4. Stock Options: Exercisability. The Board shall determine the time or times at which Stock Options become exercisable and/or vested, whether or not in installments. The Award Agreement may permit a Grantee to exercise all or a portion of its Stock Options immediately upon receipt (an “Early Exercise”); provided that the Shares issued upon such Early Exercise shall be subject to a Restricted Stock Award Agreement reflecting the same vesting schedule as the Stock Option Award Agreement and such Shares shall be deemed to be Restricted Stock for purposes of the Plan. The Grantee shall be required to enter into such Restricted Stock Award Agreement and to complete any other related documentation required by the Company as a condition to Early Exercise.

7.5. Stock Options: Stockholder Rights. A Grantee shall have the rights of a stockholder only as to Shares acquired upon the exercise of a Stock Option and not as to unexercised Stock Options. A Grantee shall not be deemed to have acquired any such Shares unless and until a Stock Option has been exercised pursuant to the terms hereof, and the Grantee’s name has been entered on the books of the Company as a stockholder.

7.6. Stock Options: Method of Exercise. A Grantee may exercise a Stock Option in whole or in part by giving written notice of exercise to the Company, specifying the number of Shares to be purchased. A Grantee may make payment of the exercise price by one or more of the following methods (or any combination thereof) to the extent provided in the Award Agreement:

(a) In cash, by certified or bank check, by wire transfer of immediately available funds, or other liquid instrument acceptable to the Board;

(b) If permitted by the Board, by the Grantee delivering to the Company a promissory note, if the Board has expressly authorized the loan of funds to the Grantee to enable or assist the Grantee with the exercise of his or her Stock Option; provided, however, if required by state law, the Grantee shall pay at least so much of the exercise price as represents the par value of the Common Stock (other than with a promissory note);

(c) If permitted by the Board, and if the Initial Public Offering has occurred (or the Common Stock otherwise becomes publicly-traded), through the delivery (or attestation to the ownership) of Shares that the Grantee has purchased on the open market or that are beneficially owned by the Grantee and are not then subject to restrictions under the Plan or any other Company stock incentive plan. To the extent required to avoid variable accounting treatment under FAS 123R or other applicable accounting rules, the Grantee must have owned such surrendered Shares, if originally purchased from the Company, for at least six months. Such surrendered Shares shall be valued at Fair Market Value on the date that the Stock Option is exercised.

(d) If permitted by the Board, and if the Initial Public Offering has occurred (or the Common Stock otherwise becomes publicly-traded), by the Grantee delivering to the Company a properly executed exercise notice together with irrevocable instructions to a broker to promptly deliver to the Company cash or a check payable and acceptable to the Company for the exercise price, except that if the Grantee chooses to pay the exercise price in this manner, then the Grantee and the broker shall comply with such procedures and enter into such agreements of indemnity and other agreements as the Board may prescribe as a condition of such payment procedure.

(e) If permitted by the Board, with respect to Stock Options that are not Incentive Stock Options, by a “net exercise” arrangement pursuant to which the Company will reduce the number of Shares issuable upon exercise by the largest whole number of shares with a Fair Market Value that does not exceed the aggregate exercise price.

7.7. Stock Options: Additional Obligations. The Company has the right to reverse the exercise of a Stock Option if the Company is unable to collect on the instrument that the Grantee uses to pay for the Shares. The Company has no obligation to issue certificates for Shares so purchased by the Grantee until the Company has completed all steps required by law to be taken in connection with the issuance and sale of the Shares, including without limitation (i) receipt of investment representations from the Grantee, (ii) the legending of any certificate representing the Shares to evidence the applicable restrictions, and (iii) obtaining from Grantee payment or provision for all withholding taxes due as a result of the exercise of the Stock Option. The delivery of certificates representing the Shares to be purchased pursuant to the exercise of a Stock Option is contingent upon the Company’s receipt from the Grantee (or a purchaser acting in his or her stead in accordance with the provisions of the Stock Option Award Agreement) of the full exercise price for such Shares and the fulfillment of any other requirements contained in the Stock Option Award Agreement or applicable law. If a Grantee chooses to pay the exercise price by previously-owned Shares through the attestation method, the number of Shares transferred to the Grantee upon the exercise of the Stock Option shall be net of the number of shares attested to.

7.8. Stock Options: Annual Limit on Incentive Stock Options. To the extent required for “incentive stock option” treatment under Section 422 of the Code, the aggregate Fair Market Value (determined as of the time of grant) of the Shares underlying the Incentive Stock Options granted under the Plan and any other plan of the Company or its parent and any Subsidiary that become exercisable for the first time by a Grantee during any calendar year shall not exceed $100,000 or such other limit as may be in effect from time to time under Section 422 of the Code. To the extent that any Stock Option Award exceeds this limit, it shall constitute a Non-Qualified Stock Option.

7.9. Stock Options: Termination. Any portion of a Stock Option that is not vested and exercisable on the date of termination of a Grantee’s Service Relationship shall immediately expire and be null and void. Once any portion of the Stock Option becomes vested and exercisable, the Grantee’s right to exercise such portion of the Stock Option (or the Grantee’s representatives and legatees as applicable) in the event of a termination of the Grantee’s Service Relationship shall continue until the earliest of:

(a) the date which is: (i) 12 months following the date on which the Grantee’s Service Relationship terminates due to death or Disability (or such longer period of time as determined by the Board or set forth in the applicable Award Agreement), or (ii) three months following the date on which the Grantee’s Service Relationship terminates if the termination is due to any reason other than death or Disability (or such longer period of time as determined by the Board or set forth in the applicable Award Agreement); or

(b) the Final Expiration Date as set forth in the Award Agreement;

provided that notwithstanding the foregoing, an Award Agreement may provide that if the Grantee’s Service Relationship is terminated for Cause, the Stock Option shall terminate immediately and be null and void upon the date of the Grantee’s termination and shall not thereafter be exercisable.

8. Restricted Stock Awards.

8.1. Restricted Stock: Nature of Awards. The Board shall determine the restrictions and conditions applicable to each Restricted Stock Award at the time of grant, which may differ among individual Awards and Grantees. Conditions may be based on a continuing Service Relationship, achievement of pre-established performance goals and objectives and/or such other criteria as the Board may determine. The grant of a Restricted Stock Award is contingent on the Grantee executing a Restricted Stock Award Agreement.

8.2. Restricted Stock: Rights as a Stockholder. Upon execution of a Restricted Stock Award Agreement and payment of any applicable purchase price, a Grantee of Restricted Stock is considered the record owner of, and (to the extent that such Restricted Stock is entitled to voting rights) is entitled to vote, the Restricted Stock, subject to the conditions contained in the Restricted Stock Award Agreement. Except as otherwise provided for in any agreement or waiver letter, the Grantee is entitled to receive all dividends and any other distributions declared on the Restricted Stock, although the Company is under no duty to declare any such dividends or to make any such distribution. The Restricted Stock Award Agreement may require or permit the immediate payment, waiver, deferral or investment of dividends paid on the Restricted Stock. The Company may, in its sole discretion, require that certificates evidencing the Restricted Stock remain in the possession of the Company until such Restricted Stock is vested as provided in Section 8.4 below and may require the Grantee, as a condition of the grant, to deliver to the Company a stock power endorsed in blank and such other instruments of transfer as the Board may prescribe.

8.3. Restricted Stock: Award Restrictions. The Grantee and his or her Permitted Transferees shall not sell, assign, transfer, pledge or otherwise encumber or dispose of Restricted Stock except as specifically provided herein or in the Restricted Stock Award Agreement. Except as may otherwise be provided by the Board either in the Award Agreement or in writing after the Award Agreement is delivered, upon the termination of a Grantee’s Service Relationship with the Company or any Subsidiary, the Company or its assigns have the right to repurchase some or all of the Restricted Stock subject to the Award at such purchase price as is set forth in the Restricted Stock Award Agreement.

8.4. Restricted Stock: Vesting. The Board at the time of grant shall specify the date or dates and/or the attainment of pre-established performance goals, objectives and other conditions on which Restricted Stock becomes vested, subject to such further rights of the Company or its assigns as may be specified in the Restricted Stock Award Agreement and this Plan.

9. Unrestricted Stock Awards.

The Board may, in its sole discretion, grant (or sell at par value or such higher purchase price determined by the Board), an Unrestricted Stock Award under the Plan to an eligible Grantee under Section 3. The Board may grant Unrestricted Stock Awards in respect of past services or other valid consideration, or in lieu of cash compensation due to such Grantee.

10. Restricted Stock Units.

10.1. Restricted Stock Units: Nature of Awards. The Board shall determine the restrictions and conditions applicable to each Restricted Stock Unit Award at the time of grant. Conditions may be based on a continuing Service Relationship, achievement of pre-established performance goals and objectives and/or other such criteria as the Board may determine. The grant of Restricted Stock Unit(s) is contingent on the Grantee executing a Restricted Stock Unit Award Agreement. The Board shall determine the terms and conditions of each such Award Agreement, consistent with Section 409A, which such terms and conditions may differ among individual Awards and Grantees. On the settlement date applicable to any Restricted Stock Unit, as set forth in the applicable Award Agreement, such Restricted Stock Unit(s), to the extent vested, shall be settled in the form of cash or Shares, as specified in the Award Agreement, but in no event later than March 15 of the year following the year in which such vesting occurs. Restricted Stock Units may not be sold, assigned, transferred, pledged or otherwise encumbered or disposed of.

10.2. Restricted Stock Units: Stockholder Rights. A Grantee has the rights of a stockholder only as to Shares, if any, acquired upon settlement of a Restricted Stock Unit. A Grantee is not deemed to have acquired any such Shares unless a Restricted Stock Unit has been settled in Common Stock pursuant to the terms hereof, the Company has issued and delivered a certificate representing the Shares to the Grantee (if the Company’s Common Stock is certificated), and the Grantee’s name has been entered in the books of the Company as a stockholder.

10.3. Restricted Stock Units: Termination. Except as may otherwise be provided by the Board either in the Award Agreement or in writing after the Award Agreement is issued, a Grantee’s right in all Restricted Stock Units that have not vested automatically terminate upon a Termination Event.

11. Restrictions on Stock Options and Shares.

11.1. Non-Transferability of Stock Options. Stock Options and, prior to exercise, the Shares issuable upon exercise of such Stock Option, shall not be transferable by the optionee otherwise than by will, or by the laws of descent and distribution, and all Stock Options shall be exercisable, during the Grantee’s lifetime, only by the Grantee, or by the Grantee’s legal representative or guardian in the event of the Grantee’s incapacity. Notwithstanding the foregoing, the Board, in its sole discretion, may provide in the Award Agreement regarding a given Stock Option that the Grantee may transfer by gift, without consideration for the transfer, his or her Non-Qualified Stock Options to his or her family members (as defined in Rule 701 of the Securities Act), to trusts for the benefit of such family members, or to partnerships in which such family members are the only partners (to the extent such trusts or partnerships are considered “family members” for purposes of Rule 701 of the Securities Act), provided that the transferee agrees in writing with the Company to be bound by all of the terms and conditions of this Plan and the applicable Award Agreement, including the execution of a stock power upon the issuance of Shares. Stock Options, and the Shares issuable upon exercise of such Stock Options, shall be restricted as to any pledge, hypothecation, or other transfer, including any short position, any “put equivalent position” (as defined in the Exchange Act) or any “call equivalent position” (as defined in the Exchange Act) prior to exercise.

11.2. Transfer Restrictions Relating to Shares. No Shares shall be sold, assigned, transferred, pledged, hypothecated, given away or in any other manner disposed of or encumbered, whether voluntarily or by operation of law, unless (i) the transfer is in compliance with the terms of the applicable Award Agreement, all applicable securities laws (including, without limitation, the Securities Act), and with the terms and conditions of this Section 11.2, (ii) the transfer does not cause the Company to become subject to the reporting requirements of the Exchange Act, and (iii) the transferee consents in writing to be bound by the provisions of the Plan and the Award Agreement, including this Section 11.2. In connection with any proposed transfer, the Board may require the transferor to provide at the transferor’s own expense an opinion of counsel to the transferor, satisfactory to the Board, that such transfer is in compliance with all foreign, federal and state securities laws (including, without limitation, the Securities Act). Any attempted transfer of Shares not in accordance with the terms and conditions of this Section 11.2 shall be null and void, and the Company shall not reflect on its records any change in record ownership of any Shares as a result of any such transfer, shall otherwise refuse to recognize any such transfer and shall not in any way give effect to any such transfer of Shares. The Company shall be entitled to seek protective orders, injunctive relief and other remedies available at law or in equity including, without limitation, seeking specific performance or the rescission of any transfer not made in strict compliance with the provisions of this Section 11.2. Subject to the foregoing general provisions, and unless otherwise provided in the applicable Award Agreement, Shares may be transferred pursuant to the following specific terms and conditions (provided that with respect to any transfer of Restricted Stock, all vesting and forfeiture provisions shall continue to apply with respect to the original recipient):

(a) Transfers to Permitted Transferees. The Holder may transfer any or all of the Shares to one or more Permitted Transferees; provided, however, that following such transfer, such Shares shall continue to be subject to the terms of this Plan (including this Section 11.2) and such Permitted Transferee(s) shall, as a condition to any such transfer, deliver a written acknowledgement to that effect to the Company and shall deliver a stock power to the Company with respect to the Shares. Notwithstanding the foregoing, the Holder may not transfer any of the Shares to a Person whom the Company reasonably determines is a direct competitor or a potential competitor of the Company or any of its Subsidiaries.

(b) Transfers Upon Death. Upon the death of the Holder, any Shares then held by the Holder at the time of such death and any Shares acquired after the Holder’s death by the Holder’s legal representative shall be subject to the provisions of this Plan, and the Holder’s estate, executors, administrators, personal representatives, heirs, legatees and distributees shall be obligated to convey such Shares to the Company or its assigns under the terms contemplated by the Plan and the Award Agreement.

11.3. Right of First Refusal. If a Grantee desires at any time to sell or otherwise transfer all or any part of such Grantee’s Shares (other than Shares of Restricted Stock that by their terms are not transferable), the Grantee first shall give written notice to the Company of the Grantee’s intention to make such transfer. The Grantee shall include in such notice the number of Shares that the Grantee proposes to sell, the price and the terms at which the proposed sale is to be made and the name and address of the proposed transferee. At any time within 30 days after the Company receives such notice, the Company or its assigns may elect to purchase all or any portion of the Shares offered to the proposed transferee at the price and on the terms offered and specified in the notice. To exercise this right, the Company or its assigns must mail or deliver written notice to the Grantee within the foregoing 30-day period. If the Company or its assigns elect to exercise its purchase rights under this Section 11.3, the closing for such purchase must take place within 45 days after the receipt by the Company of the initial notice from the Grantee. If the Company or its assigns do not elect to exercise such purchase right, or if the Company or its assigns do not pay the full purchase price within such 45-day period, the Grantee may, within 60 days after the expiry of the 30-day period (where no election to exercise the purchase right is made) or the expiry of the 45-day period (where the full purchase price is not paid), sell the offered Shares to the proposed transferee and at the same price and on the same terms as specified in the Grantee’s notice. Any Shares purchased by such proposed transferee shall no longer be subject to the terms of the Plan. Any Shares not sold to the proposed transferee remain subject to the Plan. If the Holder is a party to any stockholders agreements or other agreements with the Company and/or certain other of the Company’s stockholders relating to the Shares, (i) the transferring Holder shall comply with the requirements of such stockholders agreements or other agreements relating to any proposed transfer of Holder’s Shares to the proposed transferee, and (ii) any proposed transferee that purchases the Shares offered by Holder shall enter into such stockholders agreements or other agreements with the Company and/or certain of the Company’s stockholders relating to the Shares on the same terms and in the same capacity as the transferring Holder.

11.4.	Company s Right of Repurchase.

(a) Right of Repurchase for Unvested Shares Issued Upon Early Exercise. Upon a Termination Event, the Company or its assigns shall have the right and option to repurchase from a Holder Shares issued upon Early Exercise of a Stock Option (which are still subject to a risk of forfeiture as of the Termination Event). Such repurchase rights may be exercised by the Company within the later of (A) six months following the date of such Termination Event or (B) seven months after the acquisition of Shares upon Early Exercise of a Stock Option. The repurchase price shall be equal to the lower of the original per share price paid by the Grantee, subject to adjustment as provided in Section 6, or the current Fair Market Value of such Restricted Stock as of the date the Company elects to exercise its repurchase rights.

(b) Right of Repurchase For Restricted Stock. Upon a Termination Event, the Company or its assigns shall have the right and option to repurchase from a Holder Restricted Stock received pursuant to a Restricted Stock Award Agreement that are still subject to a risk of forfeiture as of the Termination Event. Such repurchase right may be exercised by the Company within six months following the date of such Termination Event. The repurchase price shall be the lower of the original per Share purchase price paid by the Holder, subject to adjustment as provided in Section 6 of the Plan, or the current Fair Market Value of such Shares as of the date the Company elects to exercise its repurchase rights.

(c) Procedure. Any repurchase right of the Company shall be exercised by the Company or its assigns by giving the Holder written notice on or before the last day of the repurchase period of its intention to exercise such repurchase right. Upon such notification, the Holder shall promptly surrender to the Company, free and clear of any liens or encumbrances, any certificates representing the Shares being purchased, together with a duly executed stock power for the transfer of such Shares to the Company or the Company’s assignee or assignees. Upon the Company’s or its assignee’s receipt of the certificates from the Holder, the Company or its assignee or assignees shall deliver a check for the applicable repurchase price; provided, however, that the Company may pay the repurchase price by offsetting and canceling any indebtedness then owed by the Holder to the Company.

11.5. Drag Along Right. In the event the holders of a majority of the Company’s equity securities then outstanding (the “Majority Shareholders”) determine to enter into a Sale Event in a bona fide negotiated transaction (a “Sale”), with any non-Affiliate of the Company or any majority shareholder (in each case, the “Buyer”), each Holder, including any Permitted Transferee, shall be obligated to and shall upon the written request of the Majority Shareholders: (a) sell, transfer and deliver, or cause to be sold, transferred and delivered, to the Buyer, Holder’s Shares (including for this purpose all of such Holder’s Shares that presently or as a result of any such transaction may be acquired upon the exercise of a Stock Option (following the payment of the exercise price therefor)) on substantially the same terms applicable to the Majority Shareholders (with appropriate adjustments to reflect the conversion of convertible securities, the redemption of redeemable securities and the exercise of exercisable securities as well as the relative preferences and priorities of preferred stock); and (b) execute and deliver such instruments of conveyance and transfer and take such other action, including voting such Shares in favor of any Sale proposed by the Majority Shareholders and executing any purchase agreements, merger agreements, indemnity agreements, escrow agreements or related documents as the Majority Shareholders or the Buyer may reasonably require in order to carry out the terms and provisions of this Section 11.5.

11.6. Escrow Arrangement. The Company may hold Shares issued pursuant to Awards in escrow together with separate stock powers executed by the Grantee in blank for transfer, and any Permitted Transferee shall, as an additional condition to any transfer of Shares, execute a like stock power as to such Shares. The Company shall not dispose of the Shares except as otherwise provided in this Plan. In the event of any repurchase by the Company (or any of its assigns), the Grantee and any Permitted Transferee authorize the Company, as the Grantee’s and each such Permitted Transferee’s attorney-in-fact, to date and complete the stock powers necessary for the transfer of the Shares being purchased and to transfer such Shares in accordance with the terms hereof. At such time as any Shares are no longer subject to the Company’s repurchase and first refusal rights, the Company shall, at the written request of the Grantee, deliver to the Grantee (or the relevant Permitted Transferee) a certificate representing such Shares with any remaining balance of Shares to be held in escrow pursuant to this Section 11.6.

11.7. Remedy. In the event that a Holder or any other Person is required to sell a Holder’s Shares pursuant to the provisions of Sections 11.3 or 11.4 and in the further event that he or she refuses or for any reason fails to deliver to the Company or its designated purchaser of such Shares the certificate or certificates evidencing such Shares together with a related stock power, the Company or such designated purchaser may deposit the applicable purchase price for such Shares with a bank designated by the Company, or with the Company’s independent public accounting firm, as agent or trustee, or in escrow, for such Holder or other Person, to be held by such bank or accounting firm for the benefit of and for delivery to him, her, them or it, and/or, in its discretion, pay such purchase price by offsetting any indebtedness then owed by such Holder as provided above. Upon any such deposit and/or offset by the Company or its designated purchaser of such amount and upon notice to the Person who was required to sell the Shares to be sold pursuant to the provisions of Sections 11.3 or 11.4, such Shares shall at such time be deemed to have been sold, assigned, transferred and conveyed to such purchaser, such Holder shall have no further rights thereto (other than the right to withdraw the payment thereof held in escrow, if applicable), and the Company shall record such transfer in its stock transfer book or in any appropriate manner.

11.8. Lockup Provision. A Holder agrees, if requested by the Company, not to sell or otherwise transfer or dispose of any Shares (including, without limitation, pursuant to Rule 144 under the Securities Act) held by him or her for such period following the effective date of a public offering by the Company as the Company shall specify reasonably and in good faith. If requested by the underwriter engaged by the Company, each Holder shall execute a separate letter confirming his or her agreement to comply with this Section 11.8

11.9. Termination of Certain Restrictions. The terms and provisions of Sections 11.3, 11.4 (except for the Company’s right to repurchase Shares still subject to a risk of forfeiture upon a Termination Event) and 11.5 shall terminate upon the closing of the Company’s Initial Public Offering or upon consummation of any Sale Event, in either case as a result of which Shares are registered under Section 12 of the Exchange Act and publicly-traded on any national security exchange.

12. Tax.

12.1. Withholding Tax. Each Grantee shall, no later than the date as of which the value of an Award or of any Common Stock or other amounts received thereunder first becomes includable in the gross income of the Grantee for federal income tax purposes, pay to the Company, or make arrangements satisfactory to the Board regarding payment of, any federal, state, or local taxes of any kind required by law to be withheld by the Company with respect to such income. The Company has, to the extent permitted by law, the right to deduct any such taxes from any payment of any kind otherwise due to the Grantee. Any obligation to deliver stock certificates to any Grantee is subject to and conditioned on any such tax withholding obligations being satisfied by the Grantee.

12.2. Payment in Stock. Subject to approval by the Board, a Grantee may elect to have the Company’s required tax withholding obligation satisfied, in whole or in part, by authorizing the Company to withhold from Shares to be issued pursuant to an Award, a number of Shares with an aggregate Fair Market Value (as of the date the withholding is effected) that would satisfy the withholding amount due.

13. Plan Amendments or Termination.

The Board may, at any time, amend or discontinue the Plan, and may, at any time, amend or cancel any outstanding Award(s) or provide substitute Awards at the same or a reduced exercise or purchase price or with no exercise or purchase price in a manner not inconsistent with the terms of the Plan; provided, however, such price (if any) must satisfy the requirements that would apply to the substitute or amended Award if it were then initially granted under the Plan for the purpose of satisfying changes in law or for any other lawful purpose; provided, further, no such action shall adversely affect rights under any outstanding Award without the consent of the Holder of the Award. The Board may exercise its discretion to reduce the exercise price of outstanding Stock Options or effect repricing through cancellation of outstanding Awards and by granting such Holders new Awards in replacement of the cancelled Awards. To the extent determined by the Board to be required either by the Code to ensure that Incentive Stock Options granted under the Plan are qualified under Section 422 of the Code or otherwise, Plan amendments are subject to approval by the Company stockholders entitled to vote at a meeting of stockholders. Nothing in this Section 13 shall limit the Board’s authority to take any action permitted pursuant to Section 6.

14. Effective Date of Plan.

The Plan shall become effective on the date on which it is adopted by the Board and shall be approved by the Company’s stockholders in accordance with applicable state law and the Company’s certificate of incorporation and bylaws within 12 months thereafter. If the stockholders fail to approve the Plan within 12 months after its adoption by the Board, then any Awards granted or sold under the Plan shall be rescinded and no additional grants or sales shall thereafter be made under the Plan. Subject to such approval by stockholders and to the requirement that no Shares may be issued under the Plan prior to such approval, Stock Options and other Awards may be granted on and after adoption of the Plan by the Board. No Awards shall be granted under the Plan after the expiration of 10 years from the earlier of (i) the date on which the Plan was adopted by the Board, or (ii) the date the Plan was approved by the Company’s stockholders.

15. General Plan Provisions.

15.1. No Distribution; Compliance with Legal Requirements. The Board may require each Grantee acquiring Shares pursuant to an Award to represent to and agree with the Company in writing that such Grantee is acquiring the Shares without a view to distribution of them. No Shares shall be issued pursuant to an Award until all applicable securities law and other legal and stock exchange or similar requirements have been satisfied. The Board may require the placing of such stop-orders and restrictive legends on certificates for Shares and Awards as it deems appropriate.

15.2. Delivery of Stock Certificates. Stock certificates to Grantees under the Plan shall be deemed delivered for all purposes when the Company or a stock transfer agent of the Company shall have by United States mail, addressed to the Grantee, at the Grantee’s address shown in the Company’s document management system or otherwise on file with the Company; provided that stock certificates to be held in escrow pursuant to Section 11.6 of the Plan shall be deemed delivered when the Company shall have recorded the issuance in its records. Uncertificated Stock shall be deemed delivered for all purposes when the Company or a stock transfer agent of the Company shall have given to the Grantee by electronic mail (with proof of receipt) or by United States mail, addressed to the Grantee, at the Grantee’s address shown in the Company’s document management system or otherwise on file with the Company, notice of issuance and recorded the issuance in its records (which may include electronic “book entry” records).

15.3. Electronic Delivery. The Company may deliver any documents related to Grantee’s current or future participation in the Plan by electronic means. Grantee consents to receive such documents by electronic delivery and agrees to participate in the Plan through an on-line or electronic system established and maintained by the Company or a third party designated by the Company.

15.4. Other Compensation Arrangements; No Employment Rights. Nothing contained in the Plan shall prevent the Board from adopting other or additional compensation arrangements, including trusts, and such arrangements may be either generally applicable or applicable only in specific cases. The adoption of the Plan and the grant of Awards do not confer any right to a continued Service Relationship with the Company or any Subsidiary.

15.5. Loans to Grantees. The Company has the authority, to the extent permitted by law, to make loans to Grantees under the Plan, including to facilitate the purchase of Shares underlying such Grantee’s Awards, and to issue Shares for promissory notes hereunder.

15.6. Trading Policy Restrictions. The exercise of Stock Options and other Awards under the Plan shall be subject to the Company’s insider trading policy-related restrictions, terms and conditions as may be established by the Board, or in accordance with policies set by the Board, from time to time.

15.7. Designation of Beneficiary. Each Grantee under the Plan may designate a beneficiary or beneficiaries who is a Permitted Transferee to exercise any Award on or after the Grantee’s death or receive any payment under any Award payable on or after the Grantee’s death. Any such designation shall be on a form provided for that purpose by the Board and shall not be effective until received by the Company. If no beneficiary has been designated by a deceased Grantee, or if the designated beneficiaries have predeceased the Grantee, the beneficiary is the Grantee’s estate.

15.8. Legend. Any certificate(s) representing the Shares shall carry substantially the following legend:

The transferability of this certificate and the shares of stock represented hereby are subject to the restrictions, terms and conditions (including repurchase and restrictions against transfers) contained in the 2014 Toast, Inc. Stock Incentive Plan and any agreement entered into thereunder by and between the company and the holder of this certificate (a copy of which is available at the offices of the company for examination).

15.9. Information to Holders of Stock Options. In the event the Company is relying on the exemption from the registration requirements of Section 12(g) of the Exchange Act contained in paragraph (f)(1) of Rule 12h-1 of the Exchange Act, the Company shall provide the information described in Rule 701(e)(3), (4) and (5) of the Securities Act to all Holders of Stock Options in accordance with the requirements thereunder. However, the Company shall not be required to provide such information unless the Grantee has agreed in writing, on a form prescribed by the Company, to keep such information confidential.

15.10. Governing Law. This Plan, all Awards and any controversy arising out of or relating to this Plan and all Awards shall be governed by and construed in accordance with the Governing Law, without regard to conflict of law principles that would result in the application of any law other than the Governing Law.

15.11. Waiver of Statutory Information Rights. Pursuant to Section 220 of the General Corporation Law of Delaware (“Section 220”), Holders are entitled, upon written demand under oath stating the purpose thereof, to inspect for any proper purpose, and to make copies and extracts from, the Company’s stock ledger, a list of its stockholders, and its other books and records, and the books and records of subsidiaries of the Company, if any, under the circumstances and in the manner provided in Section 220 (any and all such rights, and any and all such other rights of the Holder as may be provided for in Section 220, the “Inspection Rights”). Until the first sale of Stock of the Company to the general public pursuant to a registration statement filed with and declared effective by the Securities and Exchange Commission under the Securities Act, all Awards granted hereunder are conditioned upon the Holder’s unconditional and irrevocable waiver of the Inspection Rights, whether such Inspection Rights would be exercised or pursued directly or indirectly pursuant to Section 220 or otherwise, and covenant never to directly or indirectly commence, voluntarily aid in any way, prosecute, assign, transfer, or cause to be commenced any claim, action, cause of action, or other proceeding to pursue or exercise the Inspection Rights.

DATE ADOPTED BY THE BOARD OF DIRECTORS: December 4, 2020

APPROVED BY THE STOCKHOLDERS: December 10, 2020

Exhibit 10.2

INCENTIVE STOCK OPTION

AWARD AGREEMENT

UNDER THE

2014 TOAST, INC. STOCK INCENTIVE PLAN

This Incentive Stock Option Award Agreement (the “Award Agreement”) evidences the grant by Toast, Inc., a/an Delaware Corporation (the “Company”), on January 1, 1900 (the “Grant Date”) to the individual named below (the “Grantee”) of an option to purchase (the “Stock Option”), in whole or in part, on the terms provided herein and in the 2014 Toast, Inc. Stock Incentive Plan (the “Plan”), the number of shares of Common Stock set forth below (the “Shares”), subject to the vesting schedule contained in this Award Agreement, at the exercise price per Share (the “Exercise Price”). Unless earlier terminated, this Stock Option shall expire at 5:00 p.m., Eastern time, on January 1, 1900 (the “Final Expiration Date”). This Stock Option is intended to qualify as an “incentive stock option” as defined in Section 422(b) of the Code. All capitalized terms used herein and not otherwise defined shall have the respective meanings set forth in the Plan.

Grantee:	<Grantee Name>
Number of Shares:	0 Shares of Common Stock
Grant Date:	January 1, 1900
Vesting Commencement Date:	January 1, 1900
Final Expiration Date:	January 1, 1900
Exercise Price:	$0 per share

1.    Vesting Schedule and Exercisability.

1.1    Time-Based Vesting. All Shares shall initially be unvested. Twenty Percent (20%) of the Shares shall vest on the first anniversary of the Vesting Commencement Date; provided that the Grantee continues to have an employment relationship with the Company at such time. Thereafter, the remaining Eighty Percent (80%) percent of the Shares shall vest in 16 equal every 3 months installments following the first anniversary of the Vesting Commencement Date, provided the Grantee continues to have an employment relationship with the Company upon each such installment period.

1.2    Early Exercise. This Stock Option shall be immediately exercisable, regardless of whether the Shares are vested. In the event the Grantee exercises any portion of this Stock Option with respect to unvested Shares, the Grantee shall also deliver a Restricted Stock Award Agreement subjecting such unvested Shares to the same vesting schedule and restrictions as set forth herein.

2.    Incorporation of Plan.

Notwithstanding anything herein to the contrary, this Award Agreement shall be subject to and governed by all the terms and conditions of the Plan. Grantee acknowledges receipt of a copy of the Plan and agrees to be bound by its terms. As provided in the Plan, all references to share prices and amounts herein shall be equitably adjusted to reflect reorganizations, recapitalizations, reincorporations, reclassifications, stock dividends, stock splits, reverse stock splits or other similar changes affecting the Common Stock or rights to Common Stock of the Company and the restrictions in this Award Agreement shall apply with equal force to additional and/or substitute shares, if any, received by the Grantee in exchange for, or by virtue of his or her ownership of this Stock Option or Shares acquired pursuant to this Stock Option.

3.    Termination of Stock Option.

Except as may otherwise be provided by the Board, if the Grantee no longer has an employment relationship with the Company, the period within which to exercise this Stock Option may be subject to earlier termination as set forth below (and if not exercised within such period, shall thereafter terminate subject, in each case, to a Sale Event as defined in the Plan):

3.1    Termination of Relationship with the Company. If the Grantee ceases to have an employment relationship with the Company for any reason, then, except as provided in Sections 3.2 and 3.3 below, the right to exercise this Stock Option shall terminate three (3) months after such cessation (but in no event after the Final Expiration Date), provided that this Stock Option shall be exercisable only to the extent that the Grantee was entitled to exercise this Stock Option on the date of such cessation. Notwithstanding the foregoing, if the Grantee, prior to the Final Expiration Date, violates the non-competition, non-solicitation, confidentiality and/or assignment of invention provisions of any agreement between the Grantee and the Company, the right to exercise this Stock Option shall terminate immediately upon such violation.

3.2    Exercise Period Upon Death or Disability. If the Grantee dies or becomes Disabled prior to the Final Expiration Date, this Stock Option shall be exercisable, within the period of one (1) year following the date of death or Disability of the Grantee, by the Grantee (or in the case of death by a Permitted Transferee); provided, that this Stock Option shall be exercisable only to the extent that the Stock Option was exercisable by the Grantee on the date of his or her death or Disability, and further provided that this Stock Option shall not be exercisable after the Final Expiration Date.

3.3    Termination for Cause. If, prior to the Final Expiration Date, the Grantee’s an employment relationship with the Company is terminated for Cause, the right to exercise this Stock Option shall terminate immediately upon the effective date of such termination. If the Grantee is party to an employment or consulting agreement with the Company that contains a definition of “cause” for termination of employment or other relationship, “Cause” shall have the meaning ascribed to such term in such agreement. Otherwise, Cause shall have the meaning set forth in the Plan.

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3.4    Board Determination. For purposes hereof, the Board’s determination of the reason for termination of an employment relationship between the Company and the Grantee shall be conclusive and binding on the Grantee and his or her representatives or legatees and any Permitted Transferee. Notwithstanding any Early Exercise feature that may be available to the Grantee, any unexercised portion of this Stock Option with respect to unvested shares shall terminate immediately and be null and void on the date of termination of an employment relationship.

4.    Tax Withholding.

No Common Stock will be issued pursuant to the exercise of this Stock Option unless and until the Grantee pays to the Company, or makes provision satisfactory to the Company for payment of, any federal, state or local withholding taxes required by law to be withheld in respect of this Stock Option. The Company has, to the extent permitted by law, the right to deduct any such taxes from any payment of any kind otherwise due to the Grantee.

5.    Disqualification as an Incentive Stock Option.

5.1    Disqualifying Disposition. The Grantee understands that in order to obtain the benefits of an Incentive Stock Option under Section 422 of the Code, no sale or other disposition may be made of Shares for which incentive stock option treatment is desired within the one year period beginning on the day after the day of the transfer of such Shares to him or her, nor within the two year period beginning on the day after Grant Date of this Stock Option (and further that this Stock Option must be exercised within three months after termination of employment as an employee or 12 months in the case of death or Disability to qualify as an Incentive Stock Option). If the Grantee disposes (whether by sale, gift, transfer or otherwise) of any such Shares within either of these periods, he or she will notify the Company within 30 days after such disposition. The Grantee also agrees to provide the Company with any information concerning any such dispositions required by the Company for tax purposes.

5.2    Maximum Aggregate Fair Market Value. To the extent this Stock Option and any other Incentive Stock Options of the Grantee having an aggregate Fair Market Value in excess of $100,000 (determined as of the Grant Date) first become exercisable in any year, such options will not qualify as Incentive Stock Options.

6.    Transferability of Stock Options.

This Stock Option is personal to the Grantee and is not transferable by the Grantee in any manner other than by will or by the laws of descent and distribution. The Stock Option may be exercised during the Grantee’s lifetime only by the Grantee (or by the Grantee’s guardian or personal representative in the event of the Grantee’s incapacity). The Grantee may elect to designate a beneficiary by providing written notice of the name of such beneficiary to the Company, and may revoke or change such designation at any time by filing written notice of revocation or change with the Company; such beneficiary may exercise the Grantee’s Stock Option in the event of the Grantee’s death to the extent provided herein. If the Grantee does not designate a beneficiary, or if the designated beneficiary predeceases the Grantee, the legal representative of the Grantee may exercise this Stock Option to the extent provided herein in the event of the Grantee’s death.

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7.    Restrictions on Transfer of Shares.

The Shares acquired upon exercise of the Stock Option shall be subject to certain transfer restrictions and other limitations including, without limitation, the provisions contained in the Plan and, if applicable, a Restricted Stock Award Agreement.

8.    Exercise of Stock Option.

Except as otherwise provided in this Section 8, this Stock Option may not be exercised unless the Grantee, at the time he or she exercises this Stock Option, is, and has been at all times since the Grant Date, an employee or officer of, or consultant or advisor to, the Company or any parent or subsidiary of the Company as defined in Section 424(e) or (f) of the Code.

The Grantee may exercise this Stock Option only in the following manner: Prior to the Expiration Date, the Grantee may deliver a Stock Option exercise notice (an “Exercise Notice”) in the form of Exhibit A hereto indicating his or her election to purchase some or all of the exercisable Shares. Such Exercise Notice shall specify the number of Shares to be purchased.

In the event the Grantee exercises a portion of this Stock Option with respect to Shares that have not vested, the Grantee shall also deliver a Restricted Stock Award Agreement covering such unvested Shares in the form of Exhibit B hereto with the same vesting schedule for such Shares as set forth for such Shares herein.

If Grantee elects Early Exercise, to the extent this Stock Option is only partially exercised, then such exercise shall first be with respect to the Shares, if any, that have previously vested, and then with respect to the Shares that will next vest, with the Shares that vest at the latest date being exercised last.

9.    Methods of Payment.

The Grantee may make payment of the Exercise Price by one or more of the following methods (or any combination thereof):

In cash, by certified or bank check, by wire transfer of immediately available funds, or other instrument acceptable to the Board.

By the Grantee delivering to the Company a promissory note, if the Board has expressly authorized the loan of funds to the Grantee to enable or assist the Grantee with the exercise of his or her Stock Option; provided, however, if required by state law, the Grantee shall pay at least so much of the Exercise Price as represents the par value of the Common Stock (other than with a promissory note).

If permitted by the Board and the Initial Public Offering has occurred (or the Common Stock otherwise becomes publicly-traded), through the delivery (or attestation to the ownership) of shares of Common Stock that the Grantee has purchased on the open market or that are beneficially owned by the Grantee and are not then subject to restrictions under the Plan or under any other Company equity plan. To the extent required to avoid variable accounting treatment under FAS 123R or other applicable accounting rules, the Grantee must have owned such surrendered shares, if originally purchased from the Company, for at least six months. Such surrendered shares shall be valued at Fair Market Value on the exercise date.

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Notwithstanding any other provision hereof or of the Plan, no portion of this Stock Option shall be exercisable after the Final Expiration Date.

10.    General Provisions.

10.1    Equitable Relief. The parties hereto agree and declare that legal remedies may be inadequate to enforce the provisions of this Award Agreement and that equitable relief, including specific performance and injunctive relief, may be used to enforce the provisions of this Award Agreement.

10.2    Change and Modifications. This Award Agreement may not be orally changed, modified or terminated, nor shall any oral waiver of any of its terms be effective. This Award Agreement may be changed, modified or terminated only by an agreement in writing signed by the Company and the Grantee.

10.3    Governing Law. This Award Agreement shall be governed by and construed in accordance with the Governing Law, without regard to conflict of law principles that would result in the application of any law other than the Governing Law.

10.4    Headings. The headings are intended only for convenience in finding the subject matter and do not constitute part of the text of this Award Agreement and shall not be considered in the interpretation of this Award Agreement.

10.5    Integration. This Award Agreement constitutes the entire agreement between the parties with respect to this Stock Option and supersedes all prior agreements and discussions between the parties concerning such subject matter.

10.6    Execution. For the convenience of the parties, this Award Agreement may be executed in two or more counterparts, each of which together shall be deemed an original, but all of which together shall constitute one and the same instrument. In the event that any signature is delivered by facsimile transmission, by e-mail delivery of a “.pdf” format data file, or by electronic signature, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile, “.pdf”, or electronic signature page were an original thereof. Further, the parties agree to being subject to the provisions of the Electronic Signatures in Global and National Commerce Act - ESIGN, Pub.L. 106-229, 14 Stat. 464, enacted June 30, 2000, 15 U.S.C. ch.96) and any amendments thereto.

10.7    Notices. All notices required or permitted hereunder shall be in writing and shall be deemed effectively given (a) upon personal delivery to the party to be notified, (b) when sent by electronic means as allowed under the Plan or facsimile if sent during normal business hours of the recipient, if not, then on the next business day, (c) five days after having been sent by registered or certified mail, return receipt requested, postage prepaid, or (d) one day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt. All communications shall be sent to the Company at 100 Cambridge Parkway, Cambridge, MA 02140, and to the Grantee at the address provided to the Company through its document management system or on file with the Company, which shall be the obligation of the Grantee to keep current, or as otherwise specified by the Company.

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10.8    Severability. If one or more provisions of this Award Agreement are held to be unenforceable under applicable law, such provision shall be excluded from this Award Agreement and the balance of the Award Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

10.9    Binding Effect and Assignment. This Award Agreement shall be binding upon and shall inure to the benefit of the parties hereto, their respective successors, assigns, and legal representatives. The Company has the right to assign this Award Agreement, and such assignee shall become entitled to all the rights of the Company hereunder to the extent of such assignment.

11.    Dispute Resolution.

Except as provided below, any dispute arising out of or relating to the Plan or this Stock Option, this Award Agreement, or the breach, termination or validity of the Plan, this Stock Option or this Award Agreement, shall be finally settled by binding arbitration conducted expeditiously in accordance with the J.A.M.S. Comprehensive Arbitration Rules and Procedures. The arbitration shall be governed by the United States Arbitration Act, 9 U.S.C. Sections 1-16, and judgment upon the award rendered by the arbitrators may be entered by any court having jurisdiction thereof. The place of arbitration shall be the Dispute Resolution Jurisdiction as defined in the Plan.

The Company, the Grantee, each party to this Award Agreement and any other holder of Shares issued pursuant to this Award Agreement (each, a “Party”) covenants and agrees that such Party will participate in the arbitration in good faith. This Section 11 applies equally to requests for temporary, preliminary or permanent injunctive relief, except that in the case of temporary or preliminary injunctive relief any party may proceed in court in the Dispute Resolution Jurisdiction without prior arbitration for the limited purpose of avoiding immediate and irreparable harm.

The arbitration shall commence within 60 days of the date on which a written demand for arbitration is filed by any Party hereto. In connection with the arbitration proceeding, the arbitrator shall have the power to order the production of documents by each Party and any third-party witnesses. In addition, each party may take up to three depositions as of right, and the arbitrator may in his or her discretion allow additional depositions upon good cause shown by the moving Party. However, the arbitrator shall not have the power to order the answering of interrogatories or the response to requests for admission. In connection with any arbitration, each Party to the arbitration shall provide to the other, no later than seven business days before the date of the arbitration, the identity of all persons that may testify at the arbitration and a copy of all documents that may be introduced at the arbitration or considered or used by a Party’s witness or expert. The arbitrator’s decision and award shall be made and delivered within six months of the selection of the arbitrator. The arbitrator’s decision shall set forth a reasoned basis for any award of damages or finding of liability. The arbitrator shall not have power to award damages in excess of actual compensatory damages and shall not multiply actual damages or award punitive damages, and each Party hereby irrevocably waives any claim to such damages.

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Each Party (i) hereby irrevocably submits to the jurisdiction of any United States District Court of competent jurisdiction for the purpose of enforcing the award or decision in any such proceeding, (ii) hereby waives, and agrees not to assert, by way of motion, as a defense, or otherwise, in any such suit, action or proceeding, any claim that it is not subject personally to the jurisdiction of the above named courts, that its property is exempt or immune from attachment or execution (except as protected by applicable law), that the suit, action or proceeding is brought in an inconvenient forum, that the venue of the suit, action or proceeding is improper or that this Award Agreement or the subject matter hereof may not be enforced in or by such court, and (iii) hereby waives and agrees not to seek any review by any court of any other jurisdiction which may be called upon to grant an enforcement of the judgment of any such court. Each Party hereby consents to service of process by registered mail at the address to which notices are to be given. Each Party agrees that its, his or her submission to jurisdiction and its, his or her consent to service of process by mail is made for the express benefit of each other Party. Final judgment against any Party in any such action, suit or proceeding may be enforced in other jurisdictions by suit, action or proceeding on the judgment, or in any other manner provided by or pursuant to the laws of such other jurisdiction.

12.    Waiver of Statutory Information Rights.

The Grantee understands and agrees that, but for the waiver made herein, the Grantee would be entitled, upon written demand under oath stating the purpose thereof, to inspect for any proper purpose, and to make copies and extracts from, the Company’s stock ledger, a list of its stockholders, and its other books and records, and the books and records of subsidiaries of the Company, if any, under the circumstances and in the manner provided in Section 220 of the General Corporation Law of Delaware (any and all such rights, and any and all such other rights of the Grantee as may be provided for in Section 220, the “Inspection Rights”). In light of the foregoing, until the first sale of Common Stock by the Company to the general public pursuant to a registration statement filed with and declared effective by the Securities and Exchange Commission under the Securities Act, the Grantee hereby unconditionally and irrevocably waives the Inspection Rights, whether such Inspection Rights would be exercised or pursued directly or indirectly pursuant to Section 220 or otherwise, and covenants and agrees never to directly or indirectly commence, voluntarily aid in any way, prosecute, assign, transfer, or cause to be commenced any claim, action, cause of action, or other proceeding to pursue or exercise the Inspection Rights. The foregoing waiver shall not affect any rights of a director, in his or her capacity as such, under Section 220. The foregoing waiver shall not apply to any contractual inspection rights of the Grantee under any other written agreement between the Grantee and the Company.

[SIGNATURE PAGE FOLLOWS]

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THE COMPANY:

Toast, Inc.

By:
Name:	<Representative Name>
Title:	<Representative Position>

GRANTEE’S ACCEPTANCE

The undersigned hereby acknowledges receiving and reviewing a copy of the Plan and understands that this Stock Option is subject to the terms of the Plan and this Award Agreement. This Award Agreement is hereby accepted, and the terms and conditions of the Plan and this Award Agreement, SPECIFICALLY INCLUDING THE ARBITRATION PROVISIONS SET FORTH IN SECTION 11 OF THIS AWARD AGREEMENT, are hereby agreed to, by the undersigned as of the Grant Date.

GRANTEE:

Name: <Grantee Name>
Address:

NON-QUALIFIED STOCK OPTION

AWARD AGREEMENT

UNDER THE

2014 TOAST, INC. STOCK INCENTIVE PLAN

This Non-Qualified Stock Option Award Agreement (the “Award Agreement”) evidences the grant by Toast, Inc., a/an Delaware Corporation (the “Company”), on January 1, 1900 (the “Grant Date”) to the individual named below (the “Grantee”) of an option to purchase (the “Stock Option”), in whole or in part, on the terms provided herein and in the 2014 Toast, Inc. Stock Incentive Plan (the “Plan”), the number of shares of Common Stock set forth below (the “Shares”), subject to the vesting schedule contained in this Award Agreement, at the exercise price per Share (the “Exercise Price”). Unless earlier terminated, this Stock Option shall expire at 5:00 p.m., Eastern time, on January 1, 1900 (the “Final Expiration Date”). This Stock Option is not intended to qualify as an “incentive stock option” as defined in Section 422(b) of the Code. All capitalized terms used herein and not otherwise defined shall have the respective meanings set forth in the Plan.

Grantee:	<Grantee Name>
Number of Shares:	0 Shares of Common Stock
Grant Date:	January 1, 1900
Vesting Commencement Date:	January 1, 1900
Final Expiration Date:	January 1, 1900
Exercise Price:	$0 per share

1.    Vesting Schedule and Exercisability.

1.1    Time-Based Vesting. All Shares shall initially be unvested. Twenty Percent (20%) of the Shares shall vest on the first anniversary of the Vesting Commencement Date; provided that the Grantee continues to have a Service Relationship with the Company at such time. Thereafter, the remaining Eighty Percent (80%) percent of the Shares shall vest in 16 equal every 3 months installments following the first anniversary of the Vesting Commencement Date, provided the Grantee continues to have a Service Relationship with the Company upon each such installment period.

1.2    Early Exercise. This Stock Option shall be immediately exercisable, regardless of whether the Shares are vested. In the event the Grantee exercises any portion of this Stock Option with respect to unvested Shares, the Grantee shall also deliver a Restricted Stock Award Agreement subjecting such unvested Shares to the same vesting schedule and restrictions as set forth herein.

2.    Incorporation of Plan.

Notwithstanding anything herein to the contrary, this Award Agreement shall be subject to and governed by all the terms and conditions of the Plan. Grantee acknowledges receipt of a copy of the Plan and agrees to be bound by its terms. As provided in the Plan, all references to share prices and amounts herein shall be equitably adjusted to reflect reorganizations, recapitalizations, reincorporations, reclassifications, stock dividends, stock splits, reverse stock splits or other similar changes affecting the Common Stock or rights to Common Stock of the Company and the restrictions in this Award Agreement shall apply with equal force to additional and/or substitute shares, if any, received by the Grantee in exchange for, or by virtue of his or her ownership of this Stock Option or Shares acquired pursuant to this Stock Option.

3.    Termination of Stock Option.

Except as may otherwise be provided by the Board, if the Grantee no longer has a Service Relationship with the Company, the period within which to exercise this Stock Option may be subject to earlier termination as set forth below (and if not exercised within such period, shall thereafter terminate subject, in each case, to a Sale Event as defined in the Plan):

3.1    Termination of Relationship with the Company. If the Grantee ceases to have a Service Relationship with the Company for any reason, then, except as provided in Sections 3.2 and 3.3 below, the right to exercise this Stock Option shall terminate three (3) months after such cessation (but in no event after the Final Expiration Date), provided that this Stock Option shall be exercisable only to the extent that the Grantee was entitled to exercise this Stock Option on the date of such cessation. Notwithstanding the foregoing, if the Grantee, prior to the Final Expiration Date, violates the non-competition, non-solicitation, confidentiality and/or assignment of invention provisions of any agreement between the Grantee and the Company, the right to exercise this Stock Option shall terminate immediately upon such violation.

3.2    Exercise Period Upon Death or Disability. If the Grantee dies or becomes Disabled prior to the Final Expiration Date, this Stock Option shall be exercisable, within the period of one (1) year following the date of death or Disability of the Grantee, by the Grantee (or in the case of death by a Permitted Transferee); provided, that this Stock Option shall be exercisable only to the extent that the Stock Option was exercisable by the Grantee on the date of his or her death or Disability, and further provided that this Stock Option shall not be exercisable after the Final Expiration Date.

3.3    Termination for Cause. If, prior to the Final Expiration Date, the Grantee’s Service Relationship with the Company is terminated for Cause, the right to exercise this Stock Option shall terminate immediately upon the effective date of such termination. If the Grantee is party to an employment or consulting agreement with the Company that contains a definition of “cause” for termination of employment or other relationship, “Cause” shall have the meaning ascribed to such term in such agreement. Otherwise, Cause shall have the meaning set forth in the Plan.

3.4    Board Determination. For purposes hereof, the Board’s determination of the reason for termination of a Service Relationship between the Company and the Grantee shall be conclusive and binding on the Grantee and his or her representatives or legatees and any Permitted Transferee. Notwithstanding any Early Exercise feature that may be available to the Grantee, any unexercised portion of this Stock Option with respect to unvested shares shall terminate immediately and be null and void on the date of termination of a Service Relationship.

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4.    Tax Withholding.

No Common Stock will be issued pursuant to the exercise of this Stock Option unless and until the Grantee pays to the Company, or makes provision satisfactory to the Company for payment of, any federal, state or local withholding taxes required by law to be withheld in respect of this Stock Option. The Company has, to the extent permitted by law, the right to deduct any such taxes from any payment of any kind otherwise due to the Grantee.

5.    Transferability of Stock Options.

This Stock Option is personal to the Grantee and is not transferable by the Grantee in any manner other than by will or by the laws of descent and distribution. The Stock Option may be exercised during the Grantee’s lifetime only by the Grantee (or by the Grantee’s guardian or personal representative in the event of the Grantee’s incapacity). The Grantee may elect to designate a beneficiary by providing written notice of the name of such beneficiary to the Company, and may revoke or change such designation at any time by filing written notice of revocation or change with the Company; such beneficiary may exercise the Grantee’s Stock Option in the event of the Grantee’s death to the extent provided herein. If the Grantee does not designate a beneficiary, or if the designated beneficiary predeceases the Grantee, the legal representative of the Grantee may exercise this Stock Option to the extent provided herein in the event of the Grantee’s death.

6.    Restrictions on Transfer of Shares.

The Shares acquired upon exercise of the Stock Option shall be subject to certain transfer restrictions and other limitations including, without limitation, the provisions contained in the Plan and, if applicable, a Restricted Stock Award Agreement.

7.    Exercise of Stock Option.

The Grantee may exercise this Stock Option only in the following manner: Prior to the Expiration Date, the Grantee may deliver a Stock Option exercise notice (an “Exercise Notice”) in the form of Exhibit A hereto indicating his or her election to purchase some or all of the exercisable Shares. Such Exercise Notice shall specify the number of Shares to be purchased.

In the event the Grantee exercises a portion of this Stock Option with respect to Shares that have not vested, the Grantee shall also deliver a Restricted Stock Award Agreement covering such unvested Shares in the form of Exhibit B hereto with the same vesting schedule for such Shares as set forth for such Shares herein.

If Grantee elects Early Exercise, to the extent this Stock Option is only partially exercised, then such exercise shall first be with respect to the Shares, if any, that have previously vested, and then with respect to the Shares that will next vest, with the Shares that vest at the latest date being exercised last.

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8.    Methods of Payment.

The Grantee may make payment of the Exercise Price by one or more of the following methods (or any combination thereof):

In cash, by certified or bank check, by wire transfer of immediately available funds, or other instrument acceptable to the Board.

By the Grantee delivering to the Company a promissory note, if the Board has expressly authorized the loan of funds to the Grantee to enable or assist the Grantee with the exercise of his or her Stock Option; provided, however, if required by state law, the Grantee shall pay at least so much of the Exercise Price as represents the par value of the Common Stock (other than with a promissory note).

If permitted by the Board and the Initial Public Offering has occurred (or the Common Stock otherwise becomes publicly-traded), through the delivery (or attestation to the ownership) of shares of Common Stock that the Grantee has purchased on the open market or that are beneficially owned by the Grantee and are not then subject to restrictions under the Plan or under any other Company equity plan. To the extent required to avoid variable accounting treatment under FAS 123R or other applicable accounting rules, the Grantee must have owned such surrendered shares, if originally purchased from the Company, for at least six months. Such surrendered shares shall be valued at Fair Market Value on the exercise date.

By a “net exercise” arrangement pursuant to which the Company will reduce the number of shares of Common Stock issuable upon exercise by the largest whole number of shares with a Fair Market Value that does not exceed the aggregate Exercise Price.

Notwithstanding any other provision hereof or of the Plan, no portion of this Stock Option shall be exercisable after the Final Expiration Date.

9.    General Provisions.

9.1    Equitable Relief. The parties hereto agree and declare that legal remedies may be inadequate to enforce the provisions of this Award Agreement and that equitable relief, including specific performance and injunctive relief, may be used to enforce the provisions of this Award Agreement.

9.2    Change and Modifications. This Award Agreement may not be orally changed, modified or terminated, nor shall any oral waiver of any of its terms be effective. This Award Agreement may be changed, modified or terminated only by an agreement in writing signed by the Company and the Grantee.

9.3    Governing Law. This Award Agreement shall be governed by and construed in accordance with the Governing Law, without regard to conflict of law principles that would result in the application of any law other than the Governing Law.

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9.4    Headings. The headings are intended only for convenience in finding the subject matter and do not constitute part of the text of this Award Agreement and shall not be considered in the interpretation of this Award Agreement.

9.5    Integration. This Award Agreement constitutes the entire agreement between the parties with respect to this Stock Option and supersedes all prior agreements and discussions between the parties concerning such subject matter.

9.6    Execution. For the convenience of the parties, this Award Agreement may be executed in two or more counterparts, each of which together shall be deemed an original, but all of which together shall constitute one and the same instrument. In the event that any signature is delivered by facsimile transmission, by e-mail delivery of a “.pdf” format data file, or by electronic signature, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile, “.pdf”, or electronic signature page were an original thereof. Further, the parties agree to being subject to the provisions of the Electronic Signatures in Global and National Commerce Act - ESIGN, Pub.L. 106-229, 14 Stat. 464, enacted June 30, 2000, 15 U.S.C. ch.96) and any amendments thereto.

9.7    Notices. All notices required or permitted hereunder shall be in writing and shall be deemed effectively given (a) upon personal delivery to the party to be notified, (b) when sent by electronic means as allowed under the Plan or facsimile if sent during normal business hours of the recipient, if not, then on the next business day, (c) five days after having been sent by registered or certified mail, return receipt requested, postage prepaid, or (d) one day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt. All communications shall be sent to the Company at 100 Cambridge Parkway, Cambridge, MA 02140, and to the Grantee at the address provided to the Company through its document management system or on file with the Company, which shall be the obligation of the Grantee to keep current, or as otherwise specified by the Company.

9.8    Severability. If one or more provisions of this Award Agreement are held to be unenforceable under applicable law, such provision shall be excluded from this Award Agreement and the balance of the Award Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

9.9    Binding Effect and Assignment. This Award Agreement shall be binding upon and shall inure to the benefit of the parties hereto, their respective successors, assigns, and legal representatives. The Company has the right to assign this Award Agreement, and such assignee shall become entitled to all the rights of the Company hereunder to the extent of such assignment.

10.    Dispute Resolution.

Except as provided below, any dispute arising out of or relating to the Plan or this Stock Option, this Award Agreement, or the breach, termination or validity of the Plan, this Stock Option or this Award Agreement, shall be finally settled by binding arbitration conducted expeditiously in accordance with the J.A.M.S. Comprehensive Arbitration Rules and Procedures. The arbitration shall be governed by the United States Arbitration Act, 9 U.S.C. Sections 1-16, and judgment upon the award rendered by the arbitrators may be entered by any court having jurisdiction thereof. The place of arbitration shall be the Dispute Resolution Jurisdiction as defined in the Plan.

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The Company, the Grantee, each party to this Award Agreement and any other holder of Shares issued pursuant to this Award Agreement (each, a “Party”) covenants and agrees that such Party will participate in the arbitration in good faith. This Section 10 applies equally to requests for temporary, preliminary or permanent injunctive relief, except that in the case of temporary or preliminary injunctive relief any party may proceed in court in the Dispute Resolution Jurisdiction without prior arbitration for the limited purpose of avoiding immediate and irreparable harm.

The arbitration shall commence within 60 days of the date on which a written demand for arbitration is filed by any Party hereto. In connection with the arbitration proceeding, the arbitrator shall have the power to order the production of documents by each Party and any third-party witnesses. In addition, each party may take up to three depositions as of right, and the arbitrator may in his or her discretion allow additional depositions upon good cause shown by the moving Party. However, the arbitrator shall not have the power to order the answering of interrogatories or the response to requests for admission. In connection with any arbitration, each Party to the arbitration shall provide to the other, no later than seven business days before the date of the arbitration, the identity of all persons that may testify at the arbitration and a copy of all documents that may be introduced at the arbitration or considered or used by a Party’s witness or expert. The arbitrator’s decision and award shall be made and delivered within six months of the selection of the arbitrator. The arbitrator’s decision shall set forth a reasoned basis for any award of damages or finding of liability. The arbitrator shall not have power to award damages in excess of actual compensatory damages and shall not multiply actual damages or award punitive damages, and each Party hereby irrevocably waives any claim to such damages.

Each Party (i) hereby irrevocably submits to the jurisdiction of any United States District Court of competent jurisdiction for the purpose of enforcing the award or decision in any such proceeding, (ii) hereby waives, and agrees not to assert, by way of motion, as a defense, or otherwise, in any such suit, action or proceeding, any claim that it is not subject personally to the jurisdiction of the above named courts, that its property is exempt or immune from attachment or execution (except as protected by applicable law), that the suit, action or proceeding is brought in an inconvenient forum, that the venue of the suit, action or proceeding is improper or that this Award Agreement or the subject matter hereof may not be enforced in or by such court, and (iii) hereby waives and agrees not to seek any review by any court of any other jurisdiction which may be called upon to grant an enforcement of the judgment of any such court. Each Party hereby consents to service of process by registered mail at the address to which notices are to be given. Each Party agrees that its, his or her submission to jurisdiction and its, his or her consent to service of process by mail is made for the express benefit of each other Party. Final judgment against any Party in any such action, suit or proceeding may be enforced in other jurisdictions by suit, action or proceeding on the judgment, or in any other manner provided by or pursuant to the laws of such other jurisdiction.

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11.    Waiver of Statutory Information Rights.

The Grantee understands and agrees that, but for the waiver made herein, the Grantee would be entitled, upon written demand under oath stating the purpose thereof, to inspect for any proper purpose, and to make copies and extracts from, the Company’s stock ledger, a list of its stockholders, and its other books and records, and the books and records of subsidiaries of the Company, if any, under the circumstances and in the manner provided in Section 220 of the General Corporation Law of Delaware (any and all such rights, and any and all such other rights of the Grantee as may be provided for in Section 220, the “Inspection Rights”). In light of the foregoing, until the first sale of Common Stock by the Company to the general public pursuant to a registration statement filed with and declared effective by the Securities and Exchange Commission under the Securities Act, the Grantee hereby unconditionally and irrevocably waives the Inspection Rights, whether such Inspection Rights would be exercised or pursued directly or indirectly pursuant to Section 220 or otherwise, and covenants and agrees never to directly or indirectly commence, voluntarily aid in any way, prosecute, assign, transfer, or cause to be commenced any claim, action, cause of action, or other proceeding to pursue or exercise the Inspection Rights. The foregoing waiver shall not affect any rights of a director, in his or her capacity as such, under Section 220. The foregoing waiver shall not apply to any contractual inspection rights of the Grantee under any other written agreement between the Grantee and the Company.

[SIGNATURE PAGE FOLLOWS]

7

THE COMPANY:

Toast, Inc.

By:
Name:	<Representative Name>
Title:	<Representative Position>

GRANTEE’S ACCEPTANCE

The undersigned hereby acknowledges receiving and reviewing a copy of the Plan and understands that this Stock Option is subject to the terms of the Plan and this Award Agreement. This Award Agreement is hereby accepted, and the terms and conditions of the Plan and this Award Agreement, SPECIFICALLY INCLUDING THE ARBITRATION PROVISIONS SET FORTH IN SECTION 10 OF THIS AWARD AGREEMENT, are hereby agreed to, by the undersigned as of the Grant Date.

GRANTEE:

Name: <Grantee Name>
Address:

RESTRICTED STOCK AWARD

AGREEMENT UNDER THE

2014 TOAST, INC. STOCK INCENTIVE PLAN

Pursuant to the 2014 Toast, Inc. Stock Incentive Plan (the “Plan”), Toast, Inc., a/an Delaware Corporation (together with any successor, the “Company”), hereby grants, sells and issues to the individual named below (the “Grantee”), the Shares at the Per Share Purchase Price set forth below, subject to the terms and conditions of this Restricted Stock Award Agreement (the “Award Agreement”) and the Plan, as of the date of grant below (the “Grant Date”). All capitalized terms used herein and not otherwise defined shall have the respective meanings set forth in the Plan.

Name of Grantee:	<Grantee Name>
No. of Shares:	0 Shares of Common Stock
Grant Date:	January 1, 1900.
Vesting Commencement Date:	January 1, 1900
Per Share Purchase Price:	$0

1. Vesting Schedule.

1.1.    Risk of Forfeiture. Initially, all of the Shares are non-transferable and subject to a substantial risk of forfeiture and are shares of Restricted Stock. The risk of forfeiture shall lapse with respect to the Shares on the respective dates indicated on the Vesting Schedule set forth in this Section 1, if any.

1.2.    Time-Based Vesting. Twenty Percent (20%) of the Shares shall vest on the first anniversary of the Vesting Commencement Date; provided that the Grantee continues to have a Service Relationship (as defined in the Plan) at such time. Thereafter, the remaining Eighty Percent (80%) of the Shares shall vest every 3 months in 16 equal installments following the first anniversary of the Vesting Commencement Date, provided the Grantee continues to have a Service Relationship (as defined in the Plan) upon each such installment period.

2. Purchase and Sale of Shares.

The Company hereby sells to the Grantee, and the Grantee hereby purchases from the Company, the number of Shares set forth above for the Per Share Purchase Price.

3. Incorporation of Plan.

Notwithstanding anything herein to the contrary, this Restricted Stock Award Agreement shall be subject to and governed by all the terms and conditions of the Plan. As provided in the Plan, all references to Share prices and amounts herein shall be equitably adjusted to reflect reorganizations, recapitalizations, reincorporations, reclassifications, stock dividends, stock splits, reverse stock splits or other similar changes affecting the Common Stock or rights to Common Stock of the Company and the restrictions in this Award Agreement shall apply with equal force to additional and/or substitute shares, if any, received by the Grantee in exchange for, or by virtue of his or her ownership of the Shares acquired pursuant to this Award Agreement.

4. Investment Representations.

In connection with the purchase and sale of the Shares pursuant to this Award Agreement, the Grantee hereby represents and warrants to the Company as follows:

(a)	The Grantee is purchasing the Shares for the Grantee’s own account for investment only, and not for resale or with a view to the distribution of them.

(b)

The Grantee has had such an opportunity as he or she has deemed adequate to obtain from the Company such information as is necessary to permit him or her to evaluate the merits and risks of the Grantee’s investment in the Company and has consulted with the Grantee’s own advisers with respect to the Grantee’s investment in the Company.

(c)

The Grantee has sufficient experience in business, financial and investment matters to be able to evaluate the risks involved in the purchase of the Shares and to make an informed investment decision with respect to such purchase.

(d)	The Grantee can afford a complete loss of the value of the Shares and is able to bear the economic risk of holding such Shares for an indefinite period.

(e)

The Grantee understands that the Shares are not registered under the Securities Act (it being understood that the Shares are being issued and sold in reliance on the exemption provided in Rule 701 thereunder) and/or any applicable state securities laws and may not be sold or otherwise transferred or disposed of in the absence of an effective registration statement under the Securities Act and under any applicable state securities laws (or exemptions from the registration requirements thereof). The Grantee further acknowledges that any certificates representing the Shares will bear restrictive legends reflecting the foregoing and/or that book entries for uncertificated Shares will include similar restrictive notations.

(f)

The Grantee has read and understands the Plan and acknowledges and agrees that the Shares are subject to all of the relevant terms of the Plan, including without limitation, the transfer restrictions set forth in the Plan.

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(g)

The Grantee has had the opportunity to consult with any tax advisors that he or she deems advisable in connection with the purchase or disposition of the Shares and confirms that he or she is not relying on the Company for any tax advice.

(h)	The Grantee understands and agrees that the Company has a right of first refusal with respect to the Shares issued pursuant to the Plan.

(i)	The Grantee understands and agree that the Company has certain repurchase rights with respect to the Shares issued pursuant to the Plan.

(j)

The Grantee understands and agrees that the Grantee may not sell or otherwise transfer or dispose of the Shares issued pursuant to the Plan for a period of time following the effective date of a public offering by the Company as described in the Plan.

5. Repurchase Right.

Upon a Termination Event, the Company shall have the right to repurchase Shares of Restricted Stock that are unvested as of the date of such Termination Event as set forth in the Plan.

6. Restrictions on Transfer of Shares.

The Shares (whether or not vested) shall be subject to certain transfer restrictions and other limitations including, without limitation, the provisions contained in the Plan.

7. Record Owner; Dividends.

The Grantee and any Permitted Transferees, during the duration of this Award Agreement, shall be considered the record owner of and shall be entitled to vote the Shares if and to the extent the Shares are entitled to voting rights. The Grantee and any Permitted Transferees shall be entitled to receive all dividends and any other distributions declared on the Shares; provided, however, that the Company is under no duty to declare any such dividends or to make any such distribution.

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8. Section 83(b) Election.

The Grantee shall consult with the Grantee’s tax advisor to determine whether it would be appropriate for the Grantee to make an election under Section 83(b) of the Code with respect to this Award. Any such election must be filed with the Internal Revenue Service within 30 days of the date of this Award Agreement and a copy of the election must be attached to Grantee’s income tax return for the year in which the election is made. If the Grantee makes an election under Section 83(b) of the Code, the Grantee shall give prompt notice to the Company and provide a copy of such election to the Company. The filing of a Section 83(b) election is the Grantee’s responsibility.

9. General Provisions.

9.1. Equitable Relief. The parties hereto agree and declare that legal remedies may be inadequate to enforce the provisions of this Award Agreement and that equitable relief, including specific performance and injunctive relief, may be used to enforce the provisions of this Award Agreement.

9.2. Change and Modifications. This Award Agreement may not be orally changed, modified or terminated, nor shall any oral waiver of any of its terms be effective. This Award Agreement may be changed, modified or terminated only by an agreement in writing signed by the Company and the Grantee.

9.3. Governing Law. This Award Agreement shall be governed by and construed in accordance with the Governing Law, without regard to conflict of law principles that would result in the application of any law other than the Governing Law.

9.4. Headings. The headings are intended only for convenience in finding the subject matter and do not constitute part of the text of this Award Agreement and shall not be considered in the interpretation of this Award Agreement.

9.5. Integration. This Award Agreement constitutes the entire agreement between the parties with respect to this Award and supersedes all prior agreements and discussions between the parties concerning such subject matter.

9.6. Execution. For the convenience of the parties, this Award Agreement may be executed in two or more counterparts, each of which together shall be deemed an original, but all of which together shall constitute one and the same instrument. In the event that any signature is delivered by facsimile transmission, by e-mail delivery of a “.pdf” format data file, or by electronic signature, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile, “.pdf”, or electronic signature page were an original thereof. Further, the parties agree to being subject to the provisions of the Electronic Signatures in Global and National Commerce Act—ESIGN, and any amendments thereto.

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9.7. Notices. All notices required or permitted hereunder shall be in writing and shall be deemed effectively given (a) upon personal delivery to the party to be notified, (b) when sent by electronic transmission as allowed under the Plan or facsimile if sent during normal business hours of the recipient and if not, then on the next business day, (c) five days after having been sent by registered or certified mail, return receipt requested, postage prepaid, or (d) one day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt. All communications shall be sent to the Company at 100 Cambridge Parkway, Cambridge, MA 02140, USA, and to the Grantee at the address provided to the Company through its document management system or on file with the Company, which shall be the obligation of the Grantee to keep current, or as otherwise specified by the Company.

9.8. Severability. If one or more provisions of this Award Agreement are held to be unenforceable under applicable law, such provision shall be excluded from this Award Agreement and the balance of the Award Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

9.9. Binding Effect and Assignment. This Award Agreement shall be binding upon and shall inure to the benefit of the parties hereto, their respective successors, assigns, and legal representatives. The Company has the right to assign this Award Agreement, and such assignee shall become entitled to all the rights of the Company hereunder to the extent of such assignment.

10. Dispute Resolution.

Except as provided below, any dispute arising out of or relating to the Plan or this Award Agreement, or the breach, termination or validity of the Plan, this Award Agreement, shall be finally settled by binding arbitration conducted expeditiously in accordance with the J.A.M.S. Comprehensive Arbitration Rules and Procedures. The arbitration shall be governed by the United States Arbitration Act, 9 U.S.C. Sections 1-16, and judgment upon the award rendered by the arbitrators may be entered by any court having jurisdiction thereof. The place of arbitration shall be the Dispute Resolution Jurisdiction as defined in the Plan.

The Company, the Grantee, each party to this Award Agreement and any other holder of Shares issued pursuant to this Award Agreement (each, a “Party”) covenants and agrees that such Party will participate in the arbitration in good faith. This Section 10 applies equally to requests for temporary, preliminary or permanent injunctive relief, except that in the case of temporary or preliminary injunctive relief any party may proceed in court in the Dispute Resolution Jurisdiction or in any other court of competent jurisdiction without prior arbitration for the limited purpose of avoiding immediate and irreparable harm and each party waives any objection to personal jurisdiction or venue in such court.

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The arbitration shall commence within 60 days of the date on which a written demand for arbitration is filed by any Party hereto. In connection with the arbitration proceeding, the arbitrator shall have the power to order the production of documents by each Party and any third-party witnesses. In addition, each party may take up to three depositions as of right, and the arbitrator may in his or her discretion allow additional depositions upon good cause shown by the moving Party.

However, the arbitrator shall not have the power to order the answering of interrogatories or the response to requests for admission. In connection with any arbitration, each Party to the arbitration shall provide to the other, no later than seven business days before the date of the arbitration, the identity of all persons that may testify at the arbitration and a copy of all documents that may be introduced at the arbitration or considered or used by a Party’s witness or expert. The arbitrator’s decision and award shall be made and delivered within six months of the selection of the arbitrator. The arbitrator’s decision shall set forth a reasoned basis for any award of damages or finding of liability. The arbitrator shall not have power to award damages in excess of actual compensatory damages and shall not multiply actual damages or award punitive damages, and each Party hereby irrevocably waives any claim to such damages.

Each Party (i) hereby irrevocably submits to the jurisdiction of any United States District Court of competent jurisdiction for the purpose of enforcing the award or decision in any such proceeding, (ii) hereby waives, and agrees not to assert, by way of motion, as a defense, or otherwise, in any such suit, action or proceeding, any claim that it is not subject personally to the jurisdiction of the above named courts, that its property is exempt or immune from attachment or execution (except as protected by applicable law), that the suit, action or proceeding is brought in an inconvenient forum, that the venue of the suit, action or proceeding is improper or that this Award Agreement or the subject matter hereof may not be enforced in or by such court, and (iii) hereby waives and agrees not to seek any review by any court of any other jurisdiction which may be called upon to grant an enforcement of the judgment of any such court. Each Party hereby consents to service of process by registered mail at the address to which notices are to be given. Each Party agrees that its, his or her submission to jurisdiction and its, his or her consent to service of process by mail is made for the express benefit of each other Party. Final judgment against any Party in any such action, suit or proceeding may be enforced in other jurisdictions by suit, action or proceeding on the judgment, or in any other manner provided by or pursuant to the laws of such other jurisdiction.

11. Waiver of Statutory Information Rights.

The Grantee understands and agrees that, but for the waiver made herein, the Grantee would be entitled, upon written demand under oath stating the purpose thereof, to inspect for any proper purpose, and to make copies and extracts from, the Company’s stock ledger, a list of its stockholders, and its other books and records, and the books and records of subsidiaries of the Company, if any, under the circumstances and in the manner provided in Section 220 of the General Corporation Law of Delaware (any and all such rights, and any and all such other rights of the Grantee as may be provided for in Section 220, the “Inspection Rights”). In light of the foregoing, until the first sale of Common Stock by the Company to the general public pursuant to a registration statement filed with and declared effective by the Securities and Exchange Commission under the Securities Act, the Grantee hereby unconditionally and irrevocably waives the Inspection Rights, whether such Inspection Rights would be exercised or pursued directly or indirectly pursuant to Section 220 or otherwise, and covenants and agrees never to directly or indirectly commence, voluntarily aid in any way, prosecute, assign, transfer, or cause to be commenced any claim, action, cause of action, or other proceeding to pursue or exercise the Inspection Rights. The foregoing waiver shall not affect any rights of a director, in his or her capacity as such, under Section 220. The foregoing waiver shall not apply to any contractual inspection rights of the Grantee under any other written agreement between the Grantee and the Company.

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[SIGNATURE PAGE FOLLOWS]

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The foregoing Restricted Stock Award Agreement is hereby accepted and the terms and conditions thereof are hereby agreed to by the undersigned as of the Grant Date.

The Company also hereby acknowledges receipt of $0.00 in full payment for the Shares.

THE COMPANY:

Toast, Inc.

<Representative Signature>

The Grantee agrees to the provisions set forth herein and acknowledges that each such provision is a material condition of the Company’s agreement to issue and sell the Shares to him or her. Further, the Grantee acknowledges receiving and reviewing a copy of the Plan and understands that the Shares granted hereby are subject to the terms of the Plan and this Award Agreement. This Award Agreement is hereby accepted, and the terms and conditions of the Plan and this Award Agreement, SPECIFICALLY INCLUDING THE ARBITRATION PROVISIONS SET FORTH IN SECTION 10 OF THIS AWARD AGREEMENT, are hereby agreed to, by the undersigned as of the Grant Date.

GRANTEE:

<Grantee Signature>

Address:

RESTRICTED STOCK UNIT

AWARD AGREEMENT

UNDER THE

2014 TOAST, INC. STOCK INCENTIVE PLAN

This Restricted Stock Unit Award Agreement (the “Award Agreement”) evidences the grant by Toast, Inc., a/an Delaware corporation (the “Company”), on the Grant Date set forth below, of an award of the number of Restricted Stock Units listed below (an “Award”) on the terms provided herein and in the 2014 Toast, Inc. Stock Incentive Plan (as amended, the “Plan”), Toast, Inc. (the “Company”) hereby grants an award of the number of Restricted Stock Units listed below (an “Award”) to the individual named below (the “Grantee”), subject to the vesting terms contained in this Award Agreement. Each Restricted Stock Unit shall relate to one share of Common Stock (the “Stock”) of the Company. Unless earlier terminated, this Award shall expire at 5:00 p.m. on the Final Expiration Date listed below. All capitalized terms used herein and not otherwise defined shall have the respective meanings set forth in the Plan.

Grantee:
Number of Restricted Stock Units:
Grant Date:
Vesting Commencement Date:
Final Expiration Date:

1.    General Restrictions on Transfer of Award.

This Award may not be sold, transferred, pledged, assigned or otherwise encumbered or disposed of by the Grantee, and any shares of Stock issuable with respect to the Award may not be sold, transferred, pledged, assigned or otherwise encumbered or disposed of until (i) the Restricted Stock Units have vested as provided in Section 2 of this Agreement and (ii) shares of Stock have been issued to the Grantee in accordance with the terms of the Plan and this Agreement.

2.    Vesting of Restricted Stock Units.

The Restricted Stock Units are subject to both a time-based condition (the “Time Condition”) and performance-based vesting (the “Performance Vesting”) described in paragraphs 2.1 and 2.2 below, both of which must be satisfied prior to the Final Expiration Date before the Restricted Stock Units will be deemed vested and may be settled in accordance with Section 4 of this Agreement.

2.1    Time Condition. The Time Condition shall be satisfied as follows: INSERT VESTING SCHEDULE: 25% of the Restricted Stock Units shall satisfy the Time Condition on the first anniversary of the Vesting Commencement Date, subject to the Grantee maintaining a continuous Service Relationship through such date. Thereafter, the remaining 75% of the Restricted Stock Units shall satisfy the Time Condition in 12 equal quarterly installments, subject to the Grantee maintaining a continuous Service Relationship through each such date.

2.2    Performance Vesting. The Restricted Stock Units shall only satisfy the Performance Vesting on the first to occur of (i) immediately prior to a Sale Event or (ii) the Company’s Initial Public Offering, in either case, occurring prior to the Final Expiration Date.

2.3    Vesting Date. Each date as of which both the Time Condition and Performance Vesting described in paragraphs (a) and (b) have been satisfied with respect to any Restricted Stock Units shall be referred to as a “Vesting Date.” No Vesting Date shall occur after the Final Expiration Date. To the extent the Restricted Stock Units have not satisfied both the Time Condition and the Performance Vesting, such Restricted Stock Units shall expire and be of no further force or effect on the Final Expiration Date.

The Board may at any time accelerate the vesting schedule specified in this Section 2.

3.	Termination of Service Relationship.

If the Grantee’s Service Relationship with the Company terminates for any reason (including death or disability) prior to the satisfaction of the Time Condition set forth in Section 2.1 above, any Restricted Stock Units that have not satisfied the Time Condition as of such date shall automatically and without notice terminate and be forfeited, and neither the Grantee nor any of his or her successors, heirs, assigns, or personal representatives will thereafter have any further rights or interests in such forfeited Restricted Stock Units. Any Restricted Stock Units that have satisfied the Time Condition as of such date shall remain subject to the Performance Vesting set forth in Section 2.2 above, but shall expire and be of no further force or effect on the first to occur of (a) three years from the Grantee’s termination date so long as Grantee was not terminated for Cause, or (b) the Final Expiration Date.

4.	Issuance of Shares of Stock.

As soon as practicable following each Vesting Date (but in no event later than two and one-half months after the end of the year in which the Vesting Date occurs), the Company shall issue to the Grantee the number of shares of Stock equal to the aggregate number of Restricted Stock Units that have vested pursuant to Section 2 of this Agreement on such date and the Grantee shall thereafter have all the rights of a stockholder of the Company with respect to such shares.

5.	Incorporation of Plan.

Notwithstanding anything herein to the contrary, this Award Agreement shall be subject to and governed by all the terms and conditions of the Plan. Grantee acknowledges receipt of a copy of the Plan and agrees to be bound by its terms. As provided in the Plan, all references to share prices and amounts herein shall be equitably adjusted to reflect reorganizations, recapitalizations, reincorporations, reclassifications, stock dividends, stock splits, reverse stock splits or other similar changes affecting the Common Stock or rights to Common Stock of the Company and the restrictions in this Award Agreement shall apply with equal force to additional and/or substitute shares, if any, received by the Grantee in exchange for, or by virtue of his or her ownership of this Award or shares of Stock acquired under this Award Agreement upon settlement of Restricted Stock Units.

6.	Restrictions on Transfer.

All shares of Stock acquired under this Award Agreement upon settlement of Restricted Stock Units shall be subject to certain transfer restrictions and other limitations including, without limitation, the provisions contained in the Plan.

7.	Grantee Representations.

In connection with any issuance of shares of Stock upon settlement of Restricted Stock Units under this Agreement, the Grantee hereby represents and warrants to the Company as follows (to the extent applicable):

(a)	The Grantee is purchasing the shares of Stock for the Grantee’s own account for investment only, and not for resale or with a view to the distribution thereof.

(b)

The Grantee has had such an opportunity as he or she has deemed adequate to obtain from the Company such information as is necessary to permit him or her to evaluate the merits and risks of the Grantee’s investment in the Company and has consulted with the Grantee’s own advisers with respect to the Grantee’s investment in the Company.

(c)

The Grantee has sufficient experience in business, financial and investment matters to be able to evaluate the risks involved in the purchase of the Shares and to make an informed investment decision with respect to such purchase.

(d)	The Grantee can afford a complete loss of the value of the shares of Stock and is able to bear the economic risk of holding such shares of Stock for an indefinite period.

(e)

The Grantee understands that the shares of Stock are not registered under the Securities Act (it being understood that the shares of Stock are being issued and sold in reliance on the exemption provided in Rule 701 thereunder) or any applicable state securities or “blue sky” laws and may not be sold or otherwise transferred or disposed of in the absence of an effective registration statement under the Securities Act and under any applicable state securities or “blue sky” laws (or exemptions from the registration requirements thereof). The Grantee further acknowledges that certificates representing the shares of Stock will bear restrictive legends reflecting the foregoing and/or that book entries for uncertificated shares of Stock will include similar restrictive notations.

(f)

The Grantee has read and understands the Plan and acknowledges and agrees that the shares of Stock are subject to all of the relevant terms of the Plan, including without limitation, the transfer restrictions set forth in the Plan.

(g)	The Grantee understands and agrees that the Company has a right of first refusal with respect to the Shares pursuant to the Plan.

(h)

The Grantee understands and agrees that the Grantee may not sell or otherwise transfer or dispose of the shares of Stock for a period of time following the effective date of a public offering by the Company as described in the Plan.

8.	Tax Withholding.

The Grantee shall, not later than the date as of which the receipt of this Award becomes a taxable event for Federal income tax purposes, pay to the Company or make arrangements satisfactory to the Board for payment of any Federal, state, and local taxes required by law to be withheld on account of such taxable event. The Company shall have the authority to cause the required minimum tax withholding obligation to be satisfied, in whole or in part, by withholding from shares of Stock to be issued to the Grantee a number of shares of Stock with an aggregate Fair Market Value that would satisfy the withholding amount due. In addition, the required tax withholding obligation may be satisfied, in whole or in part, by an arrangement whereby a certain number of shares of Stock issued upon settlement of the Award are immediately sold and proceeds from such sale are remitted to the Company in an amount that would satisfy the withholding amount due.

9.	Section 409A of the Code.

This Agreement shall be interpreted in such a manner that all provisions relating to the settlement of the Award are exempt from the requirements of Section 409A of the Code as “short-term deferrals” as described in Section 409A of the Code.

10.	No Obligation to Continue Employment or other Service Relationship.

Neither the Company nor any Subsidiary is obligated by or as a result of the Plan or this Agreement to continue the Grantee in employment or other Service Relationship and neither the Plan nor this Agreement shall interfere in any way with the right of the Company or any Subsidiary to terminate the employment or other Service Relationship of the Grantee at any time.

11.	General Provisions.

11.1    Equitable Relief. The parties hereto agree and declare that legal remedies may be inadequate to enforce the provisions of this Award Agreement and that equitable relief, including specific performance and injunctive relief, may be used to enforce the provisions of this Award Agreement.

11.2    Change and Modifications. This Award Agreement may not be orally changed, modified or terminated, nor shall any oral waiver of any of its terms be effective. This Award Agreement may be changed, modified or terminated only by an agreement in writing signed by the Company and the Grantee.

11.3    Governing Law. This Award Agreement shall be governed by and construed in accordance with the Governing Law, without regard to conflict of law principles that would result in the application of any law other than the Governing Law.

11.4    Headings. The headings are intended only for convenience in finding the subject matter and do not constitute part of the text of this Award Agreement and shall not be considered in the interpretation of this Award Agreement.

11.5    Integration. This Award Agreement constitutes the entire agreement between the parties with respect to this Award and supersedes all prior agreements and discussions between the parties concerning such subject matter.

11.6    Execution. For the convenience of the parties, this Award Agreement may be executed in two or more counterparts, each of which together shall be deemed an original, but all of which together shall constitute one and the same instrument. In the event that any signature is delivered by facsimile transmission, by e-mail delivery of a “.pdf” format data file, or by electronic signature, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile, “.pdf”, or electronic signature page were an original thereof. Further, the parties agree to being subject to the provisions of the Electronic Signatures in Global and National Commerce Act - ESIGN, Pub.L. 106-229, 14 Stat. 464, enacted June 30, 2000, 15 U.S.C. ch.96) and any amendments thereto.

11.7    Notices All notices required or permitted hereunder shall be in writing and shall be deemed effectively given (a) upon personal delivery to the party to be notified, (b) when sent by electronic means as allowed under the Plan or facsimile if sent during normal business hours of the recipient, if not, then on the next business day, (c) five days after having been sent by registered or certified mail, return receipt requested, postage prepaid, or (d) one day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt. All communications shall be sent to the Company at [                    ], and to the Grantee at the address provided to the Company through its document management system or on file with the Company, which shall be the obligation of the Grantee to keep current, or as otherwise specified by the Company.

11.8    Severability. If one or more provisions of this Award Agreement are held to be unenforceable under applicable law, such provision shall be excluded from this Award Agreement and the balance of the Award Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

11.9    Binding Effect and Assignment. This Award Agreement shall be binding upon and shall inure to the benefit of the parties hereto, their respective successors, assigns, and legal representatives. The Company has the right to assign this Award Agreement, and such assignee shall become entitled to all the rights of the Company hereunder to the extent of such assignment.

12.	Data Privacy Consent.

In order to administer the Plan and this Agreement and to implement or structure future equity grants, the Company, its subsidiaries and affiliates and certain agents thereof (together, the “Relevant Companies”) may process any and all personal or professional data, including but not limited to Social Security or other identification number, home address and telephone number, date of birth and other information that is necessary or desirable for the administration of the Plan and/or this Agreement (the “Relevant Information”). By entering into this Agreement, the Grantee (i) authorizes the Company to collect, process, register and transfer to the Relevant Companies all Relevant Information; (ii) waives any privacy rights the Grantee may have with respect to the Relevant Information; (iii) authorizes the Relevant Companies to store and transmit such information in electronic form; and (iv) authorizes the transfer of the Relevant Information to any jurisdiction in which the Relevant Companies consider appropriate. The Grantee shall have access to, and the right to change, the Relevant Information. Relevant Information will only be used in accordance with applicable law.

13.	Dispute Resolution.

Except as provided below, any dispute arising out of or relating to the Plan or this Award, this Agreement, or the breach, termination or validity of the Plan, this Award or this Agreement, shall be finally settled by binding arbitration conducted expeditiously in accordance with the J.A.M.S. Comprehensive Arbitration Rules and Procedures. The arbitration shall be governed by the United States Arbitration Act, 9 U.S.C. Sections 1-16, and judgment upon the award rendered by the arbitrators may be entered by any court having jurisdiction thereof. The place of arbitration shall be the Dispute Resolution Jurisdiction as defined in the Plan.

The Company, the Grantee, each party to this Agreement and any other holder of Shares issued pursuant to this Agreement (each, a “Party”) covenants and agrees that such Party will participate in the arbitration in good faith. This Section 15 applies equally to requests for temporary, preliminary or permanent injunctive relief, except that in the case of temporary or preliminary injunctive relief any party may proceed in court in the Dispute Resolution Jurisdiction without prior arbitration for the limited purpose of avoiding immediate and irreparable harm.

The arbitration shall commence within 60 days of the date on which a written demand for arbitration is filed by any Party hereto. In connection with the arbitration proceeding, the arbitrator shall have the power to order the production of documents by each Party and any third-party witnesses. In addition, each party may take up to three depositions as of right, and the arbitrator may in his or her discretion allow additional depositions upon good cause shown by the moving Party. However, the arbitrator shall not have the power to order the answering of interrogatories or the response to requests for admission. In connection with any arbitration, each Party to the arbitration shall provide to the other, no later than seven business days before the date of the arbitration, the identity of all persons that may testify at the arbitration and a copy of all documents that may be introduced at the arbitration or considered or used by a Party’s witness or expert. The arbitrator’s decision and award shall be made and delivered within six months of the selection of the arbitrator. The arbitrator’s decision shall set forth a reasoned basis for any award of damages or finding of liability. The arbitrator shall not have power to award damages in excess of actual compensatory damages and shall not multiply actual damages or award punitive damages, and each Party hereby irrevocably waives any claim to such damages.

Each Party (i) hereby irrevocably submits to the jurisdiction of any United States District Court of competent jurisdiction for the purpose of enforcing the award or decision in any such proceeding, (ii) hereby waives, and agrees not to assert, by way of motion, as a defense, or otherwise, in any such suit, action or proceeding, any claim that it is not subject personally to the jurisdiction of the above named courts, that its property is exempt or immune from attachment or execution (except as protected by applicable law), that the suit, action or proceeding is brought in an inconvenient forum, that the venue of the suit, action or proceeding is improper or that this Agreement or the subject matter hereof may not be enforced in or by such court, and (iii) hereby waives and agrees not to seek any review by any court of any other jurisdiction which may be called upon to grant an enforcement of the judgment of any such court. Each Party hereby consents to service of process by registered mail at the address to which notices are to be given. Each Party agrees that its, his or her submission to jurisdiction and its, his or her consent to service of process by mail is made for the express benefit of each other Party. Final judgment against any Party in any such action, suit or proceeding may be enforced in other jurisdictions by suit, action or proceeding on the judgment, or in any other manner provided by or pursuant to the laws of such other jurisdiction.

14.	Waiver of Statutory Information Rights.

The Grantee understands and agrees that, but for the waiver made herein, the Grantee would be entitled, upon written demand under oath stating the purpose thereof, to inspect for any proper purpose, and to make copies and extracts from, the Company’s stock ledger, a list of its stockholders, and its other books and records, and the books and records of subsidiaries of the Company, if any, under the circumstances and in the manner provided in Section 220 of the General Corporation Law of Delaware (any and all such rights, and any and all such other rights of the Grantee as may be provided for in Section 220, the “Inspection Rights”). In light of the foregoing, until the first sale of Common Stock of the Company to the general public pursuant to a registration statement filed with and declared effective by the Securities and Exchange Commission under the Securities Act, the Grantee hereby unconditionally and irrevocably waives the Inspection Rights, whether such Inspection Rights would be exercised or pursued directly or indirectly pursuant to Section 220 or otherwise, and covenants and agrees never to directly or indirectly commence, voluntarily aid in any way, prosecute, assign, transfer, or cause to be commenced any claim, action, cause of action, or other proceeding to pursue or exercise the Inspection Rights. The foregoing waiver shall not affect any rights of a director, in his or her capacity as such, under Section 220. The foregoing waiver shall not apply to any contractual inspection rights of the Grantee under any other written agreement between the Grantee and the Company.

[SIGNATURE PAGE FOLLOWS]

The foregoing Restricted Stock Unit Award Agreement is hereby accepted and the terms and conditions thereof are hereby agreed to by the undersigned as of the Grant Date.

THE COMPANY:

Toast, Inc.

By:

Name:	<Representative Name>
Title:	<Representative Position>

GRANTEE’S ACCEPTANCE

The undersigned hereby acknowledges receiving and reviewing a copy of the Plan and understands that this Award is subject to the terms of the Plan and this Award Agreement. This Award Agreement is hereby accepted, and the terms and conditions of the Plan and this Award Agreement, SPECIFICALLY INCLUDING THE ARBITRATION PROVISIONS SET FORTH IN SECTION 13 OF THIS AWARD AGREEMENT, are hereby agreed to, by the undersigned as of the Grant Date.

GRANTEE:

Name: <Grantee Name>
Address:

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